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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-4384

Strong Equity Funds II, Inc., on behalf of Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund and Strong Strategic Value Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

Semiannual Report     |    June 30, 2004

Strong

Value

Funds

Strong Dow 30 Value Fund

Strong Mid Cap Disciplined Fund

Strong Multi Cap Value Fund

Strong Small Company Value Fund

Strong Small/Mid Cap Value Fund

Strong Strategic Value Fund

Strong Dividend Income Fund

Semiannual Report    |    June 30, 2004

Strong

Value

Funds

Market Update From Dick Weiss

January 1, 2004, to June 30, 2004

Uncertainty is the Enemy

In our last report back in January, the overall U.S. economy displayed definite signs of strengthening — job growth was gaining momentum, and consumer confidence was on the rise. There was some muffled muttering about deflation, but it lacked enough conviction to cause alarm. All in all, it looked like a relatively promising picture.

Six months out, things seem not quite so sanguine. Fears of inflation have replaced the whispers of deflation, and the Federal Reserve has begun what doubtless will be a series of rate hikes well into 2005. While the overall economy has exceeded expectations, the good news on that front has not been sufficient to overshadow a host of uncertainties in the military and political worlds.

Before we address those uncertainties, let’s devote a moment to the topic of inflation. In the history of markets, there seems to be a point at which a rising rate of inflation causes the market’s price-to-earnings ratios to contract. Historically, that point would be around seven percent. While it seems highly unlikely that the inflation rate is going to get anywhere near that mark in the foreseeable future, there is some suggestion that nowadays, because of the way the Consumer Price Index is calculated, that number could be closer to five percent. If that is indeed a more realistic calculation, it’s possible that we could hit five percent inflation and a negative impact on stock valuations.

In my estimation though, the prospect for serious inflation pales in comparison to other uncertainties currently plaguing the market (e.g., the outcome of the U.S. presidential race this fall and the continuing political fallout surrounding Iraq).

With regard to the War on Terrorism and the issue of Iraq, investors are faced every day with news that can give them pause. While the war seems to be on track, the outcome in Iraq is dependent on how rapidly that nation can defeat the insurgents and restore the rule of law now that the Iraqis themselves have taken charge. We believe that expectations may be too low in that regard.

On the political front, the market seemed to peak around the moment when Democratic candidate Senator John Kerry pulled even with President George W. Bush in the polls. Nothing makes the prospects for economic prosperity harder to decipher than a presidential race featuring two candidates with widely differing views on virtually every issue domestically and internationally. For the stock market, that spells uncertainty with a capital U.

We believe stock valuations today are neither cheap, nor particularly overvalued based upon earnings projections for 2005. They are, rather, sort of stuck somewhere in the middle. In order for stocks to start moving in a positive direction, the market needs an injection of confidence. So the relevant question becomes, in short: What needs to happen in order to inspire that sense of confidence?

The answer? In a word — clarity.

On the inflation front, we anticipate clarity will not come for some time. We expect the Federal Reserve will continue to raise rates until it gets ahead of the inflation curve. It’s unclear just how many hikes and of what magnitude will accomplish that. Nonetheless, if inflationary fears were the single biggest element of uncertainty out there today, we would feel confident that the problem could be contained.

The fate of Iraq and the outcome of the presidential election loom larger and seem far more complicated. If the public perceives that progress is being made in Iraq and democracy will indeed triumph, the market will likely anticipate the reelection of President Bush. If the daily diagnosis on Iraq is less favorable, the political uncertainty weighing on the market will continue for the next several months.

Notwithstanding all the ambiguity, we are beginning to see corners of the market where good values are emerging. Energy has been one of the more promising areas and should continue to benefit from strong fundamentals. Even in the areas of the technology sector, where we believe stocks have been chronically overvalued, values have begun to return to earth. There are even some computer software companies that look attractive to us.

In order for stocks to start moving in a positive direction, the market needs an injection of confidence.

In stock-picker parlance, what we have today is a market of individual stocks rather than — as we saw in 2003 — a rising stock market. In the former, money is a lot harder to make; in the latter, the rising tide seems to lift all issues almost indiscriminately.

We believe the market should continue this year’s trend, which is a much more value- and fundamentals-oriented market. Make no mistake: this is not a “story” market where people dream about distant possibilities and, on the strength of those illusions, stocks soar to 100 times earnings. This is a market where, if you do your homework and stick to what is real rather than imagined, we think you can discover common stocks worth owning.

Given all the uncertainty that exists in the world, there are practical limits to just how high the market can go. But with an economy that continues to show strength and interest rates still on the low side, there are also practical limits to how low the market can go. That environment should favor professional investors who exhibit good discipline in both their buy and sell decisions.

One final piece of practical advice: when uncertainty is the order of the day, resist doing anything dramatic with your money. Sometimes the “muddle- through” approach proves best.

...if you do your homework and stick to what is real rather than imagined, we think you can uncover common stocks worth owning.

Richard T.Weiss

Vice Chairman

Strong Financial Corporation

Strong Dow 30 Value Fund

For the six months ended June 30, 2004, the Dow 30 Value Fund posted a return of –0.91%, which placed it behind the return of its benchmark, the Dow Jones Industrial Average, which returned 0.81% for the same period.

Equity markets fluctuated, but moved little

Over the six months, equity markets stayed primarily in a trading range, with valuations fluctuating — at times rapidly — within a relatively narrow band. An air of uncertainty seemed to hang over the market, despite continued signs of economic growth. Early in the year, weak employment figures caused many observers to question the strength and staying power of the economic recovery. Then, as employment numbers improved in the second quarter, many investors began to fear that higher interest rates and inflation would soon follow. Uncertainty on the international front added to a climate that helped to keep stock prices moving mostly sideways. We believe these concerns were somewhat excessive, driven more by emotion than by any fundamental flaws in the economy.

Although returns were muted across the market, for the six months value stocks outperformed growth and smaller-cap stocks outperformed large caps. Given this Fund’s focus on large-company stocks — the 30 companies that make up the Dow Jones Industrial Average — the latter trend had a negative impact on performance.

Citigroup, a giant in the financial sector, hurt the Fund’s performance. Because stocks in this sector can be especially susceptible to the negative impact of rising interest rates, they fell into particular disfavor in April, when concerns about rate hikes hit a peak.

Seeking value for the portfolio

In the actively managed portion of the portfolio, we sought to emphasize companies that would be best positioned to benefit from the continued economic rebound. One example of a company we overweighted was aerospace leader Boeing. This company was one of the portfolio’s larger holdings over the period and benefited as investors gained confidence that the company would see higher demand for new aircraft and related technology.

Although this Fund is designed to serve as a value portfolio, we are somewhat constrained by the lineup of Dow 30 stocks. Over the six months, changes made to the Index gave it somewhat more of a growth tilt, as companies such as American International Group, Pfizer, and Verizon were added, and International Paper, Eastman Kodak, and AT&T were removed. Because the Fund has exposure to all 30 of the stocks in the Dow in the passively managed portion of the portfolio, this can change the overall tone of the portfolio. Within the limits of the Dow 30 stocks, however, we continue to emphasize value in the Fund’s lineup.

Anticipating further economic growth

We anticipate that investor sentiment should continue to improve in coming months, in keeping with the generally positive economic environment we see. Gross Domestic Product (GDP) as been growing steadily for ten consecutive quarters, and there is plenty of reason to expect the recovery to be sustained for some time to come. Corporate earnings are also strong. Including the fourth quarter of 2003, the S&P 500 companies have experienced two consecutive quarters of year-over-year earnings growth well in excess of 20%, with another similar gain expected for the second quarter. We anticipate that the positive data surrounding corporate profits, job creation, and economic activity should in time be sufficient to help the equity markets break out of their trading range.

There are some concerns that higher energy prices will put a damper on economic activity. We do not hold that view, even though we anticipate that oil prices may remain at their elevated levels for the foreseeable future. We believe it’s important to remember that energy consumption per unit of GDP is dramatically lower today than it was in the 1970s. We have become more efficient in our use of energy, and we have increasingly moved toward a service economy. Both of these factors give the economy the ability to absorb higher energy prices.

We appreciate your continued investment in the Strong Dow 30 Value Fund.

Karen E. McGrath

Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	16.62%
5-year	–0.71%
Since Fund Inception (12-31-97)	4.72%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

Growth of an Assumed $10,000 Investment†

from 12-31-97 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial AverageSM (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General: 1Dow JonesSM, Dow Jones Industrial AverageSM, Dow 30SM, The DowSM, and DJIASM are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

Definitions: **The Dow Jones Industrial Average is a price-weighted average based on the performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted over the years for stock splits, stock dividends, and substitution of stock). The total return is computed by reinvesting quarterly dividends on a monthly basis. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the DJIA Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Mid Cap Disciplined Fund

The Strong Mid Cap Disciplined Fund outperformed its broad-based index, the Russell Midcap Index, during the past six months. The Fund also outpaced its peer group, the Lipper Mid-Cap Value Funds Index. For the six months ending June 30, 2004, the Fund gained 10.73%, while the Russell Index rose 6.67%, and the Lipper Index returned 7.92%.

For the first half of 2004, most sectors of the stock market performed positively, thanks to an improving economy and better company fundamentals. Both trends proved more influential than the threats of higher interest rates, higher oil prices, and further terrorist attacks. Against this backdrop, small-cap stocks outperformed mid-cap stocks, which in turn outperformed large-cap stocks. Also, value stocks outperformed their growth counterparts during the past six months. The Fund’s focus on mid-cap value investments thus contributed to the favorable performance.

Strong results from consumer discretionary, financials

In managing the Strong Mid Cap Disciplined Fund, our philosophy is to buy “the right company at the right price and at the right time.” Applying this philosophy, we spend the majority of our management time and effort conducting thorough company-by-company research. Such a process served us well during the past six months, as a significant portion of the Fund’s gains could be attributed to the strength of our individual stock selection — especially in the consumer discretionary and financial sectors of the market. In the consumer discretionary sector, performance was helped by holdings in such names as Caesars Entertainment, the casino gaming company, and Readers Digest Association, publisher of the general-interest magazine of the same name. In financials, the Fund benefited from positions in insurance names such as Ohio Casualty and SAFECO.

Although the Fund’s sector weightings are generated not by design, but as a direct result of the individual companies we choose for the portfolio, in hindsight we can detect some interesting trends from the past six months. For example, we see that the Fund was most significantly underweighted in the information technology and financial sectors.

Underweighted in technology

We dramatically cut back our position in technology stocks beginning in 2003, when we believed that investors were excessively optimistic about the sector’s growth potential and bidding up valuations to unwarranted levels. This underweighting helped the Fund’s performance during the first half of 2004 as tech stocks significantly underperformed the broad market. Meanwhile, we de-emphasized the financial sector because of the expected negative impact of rising interest rates. We also believed that very few investments in this area of the market offered compelling valuations.

Our bottom-up stock selection approach resulted in a greater emphasis of utility stocks during the past six months. We saw the utility sector as one of the few attractively valued parts of the market. What’s more, the sector was currently unpopular with many investors, who were concerned about rising interest rates — a concern we believe is overstated — and generally more interested in names offering greater growth opportunities.

At the same time, we reduced the Fund’s weighting in energy stocks. As the period progressed and many of the energy holdings in the portfolio approached intrinsic value, we trimmed our position in the sector. Also contributing to this decision was our belief that oil and natural gas prices had risen faster than their long-term fundamentals warranted. Finally, we took advantage of market conditions to scale back our health care holdings. Since we began managing the Fund in 2001, the mid-cap value health care sector has outperformed all other sectors in the mid-cap value universe. Such strong results helped our performance, but it has also made it more difficult for us to continue finding attractively valued health care opportunities. Thus, the portfolio’s relative weighting in the health care sector has fallen to its lowest level since the Fund was launched.

Fewer value opportunities?

After the stock market’s impressive performance in 2003, it has become increasingly difficult to find companies available at attractive valuations. As a result, the Fund has become somewhat more concentrated in our largest holdings and has accumulated a larger cash reserve balance.

In keeping with our management philosophy, we will continue to conduct rigorous research to attempt to find the right companies at the right price and the right time. We believe that our emphasis on attractively valued stocks as well as our focus on managing the portfolio’s risk will continue to serve our shareholders well in 2004 and beyond.

Thank you for your investment in the Strong Mid Cap Disciplined Fund.

Robert J. Costomiris

Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	35.82%
5-year	14.77%
Since Fund Inception (12-31-98)	18.69%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-31-98 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Information: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Value Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Multi Cap Value Fund

The Strong Multi Cap Value Fund gained 2.37% during the six months ending June 30, 2004. This result fell short of the 3.44% return of the S&P 500 Index, the Fund’s broad-based benchmark.

The primary areas that detracted from the Fund’s performance were the materials and industrials sectors. Much of this underperformance took place in the second quarter of 2004, when we saw particularly sluggish results from metals and mining stocks. We believe, however, that many of our holdings in this area of the market are undervalued and could rebound in the second half of the year.

In the processing sector, despite excellent end-market demand, shares of GrafTech International underperformed because sharply higher costs for energy and petroleum-based raw materials caused some moderation in 2004 earnings expectations. However, supply for GrafTech’s graphite electrodes remains tight and the prospects for further price increases in 2005 are good. Also, shares of Apex Silver Mines and other metals-related companies faltered, in response to news that China was increasing interest rates and, therefore, throttling back demand for resources and raw materials. Contrary to this, we believe that China’s action should help to maintain more sustainable growth in demand for raw material inputs, for a longer period of time than might otherwise be the case.

These negative influences were partly counterbalanced by positive results from portfolio holdings in the healthcare and consumer discretionary sectors. J.C. Penney and Andrx were among the names contributing strong returns. An overweight in the energy sector also added value, with companies such as Range Resources Corporation benefiting from higher prices and increased production.

Quantitative and fundamental analysis

The stock market began the year in strong fashion but retrenched in the second quarter as concerns about rising inflation and interest rates dampened investors’ optimism.

The market environment, however, proved more favorable for value stocks than for growth stocks.

In managing the Multi Cap Value Fund, we follow a multidimensional screening process. We use quantitative analysis to narrow the field but spend most of our time on fundamental research. In particular, we try to identify some dynamics for change that are not already reflected in the price of the stocks. This can be a new management team, new business plan, a new product, industry consolidation, or any number of other developments that could favorably influence a company’s prospects.

Future challenges

Going into 2004, we anticipated that the year would bring a challenging investment environment. We believed the markets would reward active managers with strong stock-picking abilities and maintain this view as we move into the second half of 2004.

Equity markets are likely to be challenged by a variety of factors, including geopolitics and the continued threat of terrorism, the prospect of further interest-rate hikes from the Federal Reserve Board, and the November presidential election. We do, however, believe the Fund is well positioned to perform favorably in this type of market climate. Many of the sectors that have added value to the Fund in the past, such as energy and materials, could be poised to perform well in the upcoming market environment because of their low valuations.

Thank you for your investment in the Strong Multi Cap Value Fund.

I. Charles Rinaldi

Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	26.81%
5-year	0.75%
10-year	6.72%
Since Fund Inception(10-22-85)	10.09%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 10-22-85 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize time periods, the indices’ performances were prorated for the month of October 1985.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Mid-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Value Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Small Company Value Fund

During the past six months, the Strong Small Company Value Fund outperformed its broad-based index, the Russell 2000 Index, as well as its peer group, the Lipper Small-Cap Value Funds Index. The Fund gained 16.31%, compared to a 6.76% gain for the Russell 2000 and a 7.70% return for the Lipper Index.

For the first half of 2004, most sectors of the stock market performed positively, thanks to an improving economy and better company fundamentals. Both trends proved more influential than the threats of higher interest rates, higher oil prices, and further terrorist attacks. Against this backdrop, small-cap stocks outperformed both mid- and large-cap stocks. Also, value stocks outperformed their growth counterparts during the past six months. Both trends were favorable for the Fund, which focuses on small-cap value investments.

Thorough research

In managing the Fund, our philosophy is to buy “the right company at the right price and at the right time.” Applying this philosophy, we spend the majority of our management time and effort conducting thorough company-by-company research. Such a process served us well during the past six months, as a significant portion of the Fund’s gains could be attributed to the strength of our individual stock selection — especially in the information technology and consumer discretionary sectors of the market. In the technology sector, the Fund benefited especially from a position in Midway Games, a maker of home video games whose stock price rose steadily thanks to improving company fundamentals along with the decision of Viacom chairman Sumner Redstone to increase his personal stake in the company to more than 75%. Among our consumer discretionary holdings, performance was helped by holdings in such names as Cosi, a coffeehouse and restaurant chain, and Caesars Entertainment, the casino gaming company.

Although the Fund’s sector weightings are generated not by design, but as a direct result of the individual companies we choose for the portfolio, in hindsight we can detect some interesting trends from the past six months. For example, we see that the Fund was overweight in the consumer staples sector. The overweight in consumer staples stocks stemmed primarily from our position in food stocks, which we believed offered steady growth, high dividends, and stable free cash flows — all characteristics we find compelling. Also, because these stocks were unpopular with growth investors chasing the prospect of higher returns, we were able to buy them for what we believed were attractive valuations.

Underweighted in tech and financials

We were underweighted in information technology stocks. We pared back our holdings in this area starting in 2003, when we believed that investors were excessively optimistic about the sector’s growth potential and bidding up valuations to unwarranted levels. This underweighting helped the Fund’s performance during the first half of 2004 as tech stocks significantly underperformed the broad market. Meanwhile, we de-emphasized the financial sector because of the expected negative impact of rising interest rates. We also believed that very few investments in this area of the market offered compelling valuations. Given the sector’s recent underperformance, however, we were able to find a few insurance companies and real estate investment trusts to invest in, and the Fund’s weighting in financials rose accordingly.

Finally, we decreased the Fund’s weighting in energy stocks. As the period progressed and many of the energy holdings in the portfolio approached intrinsic value, we trimmed our position in the sector. Also contributing to this decision was our belief that oil and natural gas prices had risen faster than their long-term fundamentals warranted.

Fewer value opportunities?

After the stock market’s impressive performance in 2003, it has become increasingly difficult to find companies available at attractive valuations. As a result, the Fund has become somewhat more concentrated in our largest holdings and has accumulated a larger cash reserve balance.

In keeping with our management philosophy, we will continue to conduct rigorous research to attempt to find the right companies at the right price and the right time. We believe that our emphasis on attractively valued stocks as well as our focus on managing the portfolio’s risk will continue to serve our shareholders well in 2004 and beyond.

Thank you for your investment in the Strong Small Company Value Fund.

Robert J. Costomiris

Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	51.89%
Since Fund Inception (3-28-02)	27.28%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

Growth of an Assumed $10,000 Investment†

from 3-28-02 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Small/Mid Cap Value Fund

The Strong Small/Mid Cap Value Fund gained 7.08% during the six months ending June 30, 2004. This result surpassed the 6.67% return of the Russell Midcap Index, the Fund’s broad-based benchmark.

Stock selection in sectors such as health care and consumer discretionary sectors helped lead to the Fund’s outperformance. In health care, two particularly strong contributors to results were Covalent Group, which provides contract research to pharmaceutical, biotechnology, and medical device companies; and Allied Healthcare Products, a maker of respiratory and other health care devices. In consumer discretionary, the Fund’s holdings in bulletproof-vest maker DHB Industries and department-store retailer J.C. Penney also benefited from increasing investor interest during the recent period. Finally, an overweighted position in energy stocks helped returns, with companies such as Range Resources Corporation benefiting from rising natural gas and oil prices.

Counterbalancing those positive results was the less-successful performance from certain names in the materials and industrials sectors. Much of the Fund’s underperformance in these areas happened in the second quarter of 2004, when we saw particularly sluggish results from metals and mining stocks. We believe, however, that many of our metals and mining holdings are undervalued and could rebound in the second half of the year.

Quantitative and fundamental analysis

The stock market began the year in strong fashion but retrenched in the second quarter as concerns about rising inflation and interest rates dampened investors’ optimism. The market environment, however, proved more favorable for value stocks than for growth stocks.

In managing the Small/Mid Cap Value Fund, we follow a multidimensional screening process. We use quantitative analysis to narrow the field but spend most of our time on fundamental research. In particular, we try to identify some dynamics for change that are not already reflected in the price of the stocks. This can be a new management team, new business plan, a new product, industry consolidation, or any number of other developments that could favorably influence a company’s prospects.

Future challenges

Going into 2004, we anticipated that the year would bring a challenging investment environment. We believed the markets would reward active managers with strong stock-picking abilities and maintain this view as we move into the second half of 2004.

Equity markets are likely to be challenged by a variety of factors, including geopolitics and the continued threat of terrorism, the prospect of further interest-rate hikes from the Federal Reserve Board, and the November presidential election. We do, however, believe the Fund is well positioned to perform favorably in this type of market climate. Many of the sectors that have added value to the Fund in the past, such as energy and materials, could be poised to perform well in the upcoming market environment because of their low valuations. We also are looking for small and mid caps to continue to outperform, as we believe that they remain underrepresented in most investors’ portfolios.

Thank you for your investment in the Strong Small/Mid Cap Value Fund.

I. Charles Rinaldi

Portfolio Manager

Fund Highlights

Effective October 20, 2003, the Fund’s name changed from the Strong All Cap Value Fund.

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	41.94%
Since Fund Inception (3-28-02)	11.79%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

Growth of an Assumed $10,000 Investment†

from 3-28-02 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. We are replacing the S&P 500 Index with the Russell Midcap® Index, as we believe the Russell Midcap® Index more accurately reflects the Fund’s investment program. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the S&P and Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Strategic Value Fund

The S&P 500 generally marked time in the first half of 2004, trading in a fairly tight range. Various groups within the market also seemed aimless as value and growth stocks performed basically in-line with one another while small-cap stocks only slightly bested their large- and mid-cap counterparts. The Strong Strategic Value Fund produced a year-to-date gain of 9.61% in this environment, handily beating the 3.44% return of its broad-based benchmark, the S&P 500 Index.

A market without broad trends is often referred to as “a stock picker’s market” where out-performance is rooted in choosing the right stocks as opposed to riding clear-cut trends or jumping into “hot” sectors. This type of environment suited our process well since our philosophy minimizes sector rotation and the timing of equity levels in order to focus our resources on searching out individual stocks that can out-perform the broad market. The Fund performance was slightly aided from an overweight bias in outperforming small-cap companies during the period. The vast majority of the out-performance, however, was produced from finding opportunities for capital appreciation, one stock at a time.

A three-step investment process

When searching out opportunities for the portfolio, our process emphasizes three attributes. First, we look for improving company fundamentals and earnings quality, which we define as the proportion of earnings that are based on cash flow and not on management’s estimations and forecasts. Next, we look for a strategy that is trying to maximize the long-term value of the business, which we characterize as the present value of the future net cash flows available to the owners of the corporation. Finally, we want to buy securities at a discount to what we feel they are worth. In order to determine this fair value, we use multiple valuation tools, including both absolute and relative value metrics. After building the portfolio in this manner — from the ground up — we apply a suite of risk controls to better understand the portfolio exposures in order to reduce risk for our shareholders.

Applying this process, the Fund owned a position in Western Wireless, a provider of wireless communications services in developing countries and in rural domestic markets. We began purchasing the security in the latter part of 2003, when concerns over the sustainability of cellular “roaming” rates in the U.S. and international losses were plaguing the stock. We believed that the fundamentals and earnings quality were both improving, and the market was placing very little value on the international operations even though they were generating strong revenue gains. As the firm began to sell off some of its smaller overseas units, the market came to learn what we had already discovered — those operations provided the company with significant value. Once the security reached our fair value price target, we sold the portfolio’s stake for a 30% gain. We work diligently every day to find securities like this that will add to the return on your investment in the Fund.

Questions and opportunities

Many questions in the broad equity market remain unanswered. Will the new Iraqi government be able to establish order and strike a blow against organized terrorism? Can the Federal Reserve balance the need to subdue inflation without slowing the economy too much? What uncertainties will the election bring? What impact will higher energy prices have on consumers?

The good news is that uncertainties lower the multiple that must be paid to purchase Corporate America and can set the stage for better returns in the future. The fact of the matter remains that the economy is growing and corporate cash flow has been surging, strengthening balance sheets and possibly financing a coming capital spending cycle.

Whatever the future holds, the Strong Strategic Value Fund will stand ready, searching for unappreciated opportunities, one company at a time. We thank you for your continued investment in the Strong Strategic Value Fund.

Eric F. Crigler

Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	24.64%
Since Fund Inception(3-28-02)	4.68%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 3-28-02 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Dividend Income Fund

For the six months ended June 30, 2004, the Strong Dividend Income Fund Investor Class returned 2.13%. For the same period, the Fund’s broad-based benchmark, the S&P 500 Index, returned 3.44%.

Larger stocks underperformed

During the six months, growth in overall economic activity was strong, as were corporate profits. The impact of these positive factors on the equity markets was, however, muted by fears about rising inflation and interest rates. In this environment, smaller- and mid-cap stocks outperformed their larger brethren, and the market rewarded rapidly growing companies with higher than average price/earnings ratios.

The types of stocks favored by the Fund generally do not fall into these categories. Rather, we emphasize larger stocks with moderate growth, low valuations, and attractive dividend yields. These continued to be underappreciated by the market. This overall market trend played a significant role in the Fund’s underperformance relative to its benchmark.

Our performance for the first half of the year was helped by an overweighted position, relative to the benchmark, in industrial stocks; these companies benefited from the economic upturn.

A careful approach to the portfolio

In managing the Fund, our focus is to select stocks for the portfolio that we believe offer the potential to produce attractive risk-adjusted returns. Our aim is to generate returns that exceed those of the benchmark index, manage volatility, and provide downside protection in the case of market corrections.

To manage risk, we look for companies that have an above-average dividend yield, a track record of regular annual dividend increases, a below-average valuation as measured by price/earnings ratio, or a favorable outlook for future growth in earnings per share. We also use diversification to manage risk, maintaining exposure across ten major industry sectors.

During the first half of 2004, we reduced the number of holdings in the Fund to 52 from 74. Although diversification is an important element of our strategy, we made this change to help focus more of the Fund’s assets on what we believe are the best ideas our management team has generated. As of June 30, the Fund’s top ten holdings accounted for 39% of assets, compared with 30% at the beginning of the year.

Nine of the current top ten positions in the Fund are more heavily weighted in the portfolio than they were at the beginning of the year. We increased our portfolio weightings in Citigroup, the largest holding, and Pfizer, the fourth-largest, because of the strength of their respective global franchises, low valuations, massive free cash flow streams, and ongoing share repurchases and dividend increases.

Strength in companies not fully recognized

Despite its many strengths, Pfizer’s stock price is at the same level it reached in April 1998, more than six years ago. In 1998, Pfizer earned $0.51 per share and paid a dividend of $0.25 per share. This year, Pfizer is expected to earn $2.11, and $2.37 next year. The company has raised its dividend for 37 consecutive years, bringing it to its current level of $0.68 per share.

Similarly, the stock of Citigroup is unchanged from its price in March 2000. Yet Citigroup’s earnings have advanced from $2.74 in 2000 to an estimated $4.00 this year. In that same time, its dividend has more than tripled, rising from $0.52 per share to the current rate of $1.60. The company’s current dividend yield is 3.5%, more than double the yield of the S&P 500. We expect Citigroup’s earnings to grow by close to 10% per year in both 2005 and 2006.

It can be frustrating to see these qualities go unrecognized. But, taking the long view of the market, we are confident that in time the market will take note of large-cap stocks with compelling valuations and growth prospects, including Pfizer and Citigroup.

Our outlook

During the past 18 months, small- and mid-cap stocks have been in the spotlight, particularly those experiencing substantial earnings growth as the economy recovered from its 2001 recession. As larger stocks have been overlooked, we believe one result has been that an attractive risk/reward profile has developed among many large-cap value stocks with above average and growing streams of dividend income. This Fund’s well-diversified, carefully constructed portfolio has been positioned to benefit from the time when the market-recognizes the demonstrated strength of these companies.

Thank you for your investment in the Strong Dividend Income Fund.

William A. Ferer Portfolio Co-Manager William H. Reaves Portfolio Co-Manager	Mark D. Luftig Portfolio Co-Manager Ronald J. Sorenson Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns1

As of 6-30-04

Investor Class
1-year	15.76%
5-year	1.85%
10-year	10.38%
Since Inception (7-1-93)	9.42%

Class K2
1-year	16.19%
5-year	2.07%
10-year	10.50%
Since Inception (7-1-93)	9.52%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 7-1-93 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1The performance of the Fund prior to 12-08-01, is based on the Fund’s previous investment strategy where the Fund was managed as a nondiversified utilities fund.

2 The performance of the Class K shares prior to 12-31-01 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Equity Income Funds Index is the average of the 30 largest funds in the Lipper Equity Income Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

SCHEDULES OF INVESTMENTS IN SECURITIES	June 30, 2004 (Unaudited)

STRONG DOW 30 VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 94.9%
Aerospace - Defense 5.7%
The Boeing Company (e)	87,600	$4,475,484
Auto Manufacturers - Domestic 4.0%
General Motors Corporation	67,600	3,149,484
Banks - Money Center 12.0%
Citigroup, Inc.	97,000	4,510,500
J.P. Morgan Chase & Company	125,000	4,846,250

		9,356,750
Beverages - Soft Drinks 1.8%
The Coca-Cola Company	27,600	1,393,248
Computer - IT Services 4.8%
International Business Machines Corporation	42,700	3,764,005
Computer - Manufacturers 0.7%
Hewlett-Packard Company	27,600	582,360
Computer Software - Desktop 2.8%
Microsoft Corporation	77,400	2,210,544
Cosmetics - Personal Care 4.0%
The Procter & Gamble Company	57,600	3,135,744
Diversified Operations 13.9%
E.I. Du Pont de Nemours & Company	27,600	1,225,992
General Electric Company	27,400	887,760
Honeywell International, Inc.	77,400	2,835,162
3M Co.	37,700	3,393,377
United Technologies Corporation	27,600	2,524,848

		10,867,139
Electronics - Semiconductor Manufacturing 1.0%
Intel Corporation	27,600	761,760
Financial Services - Miscellaneous 4.4%
American Express Company	67,600	3,473,288
Insurance - Diversified 3.6%
American International Group, Inc.	39,600	2,822,688
Machinery - Construction/Mining 2.8%
Caterpillar, Inc.	27,600	2,192,544
Media - Radio/TV 0.9%
The Walt Disney Company (e)	27,400	698,426
Medical - Drug/Diversified 2.0%
Johnson & Johnson	27,400	1,526,180
Medical - Ethical Drugs 7.2%
Merck & Company, Inc.	97,700	4,640,750
Pfizer, Inc.	27,700	949,556

		5,590,306
Metal Ores - Miscellaneous 4.3%
Alcoa, Inc.	102,000	3,369,060
Oil & Gas - International Integrated 8.7%
Exxon Mobil Corporation	153,600	6,821,376
Retail - Major Discount Chains 1.9%
Wal-Mart Stores, Inc.	27,600	1,456,176
Retail - Restaurants 0.9%
McDonald’s Corporation	27,600	717,600
Retail/Wholesale - Building Products 1.2%
The Home Depot, Inc.	27,600	971,520
Telecommunications - Services 2.1%
SBC Communications, Inc.	27,600	669,300
Verizon Communications, Inc.	27,600	998,844

		1,668,144
Tobacco 4.2%
Altria Group, Inc.	65,600	3,283,280

Total Common Stocks (Cost $63,925,585)		74,287,106

Short-Term Investments (a) 5.5%
Collateral Received for Securities Lending 1.4%
Navigator Prime Portfolio	1,083,400	1,083,400
Repurchase Agreements (d) 4.1%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $1,100,043); Collateralized by: United States Government & Agency Issues	$1,100,000	1,100,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $2,083,443); Collateralized by: United States Government & Agency Issues	2,083,400	2,083,400

		3,183,400

Total Short-Term Investments (Cost $4,266,800)		4,266,800

Total Investments in Securities (Cost $68,192,385) 100.4%		78,553,906
Other Assets and Liabilities, Net (0.4%)		(302,015)

Net Assets 100.0%		$78,251,891

STRONG MID CAP DISCIPLINED FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 80.1%
Aerospace - Defense 2.2%
Raytheon Company	320,000	$11,446,400
Banks - Super Regional 0.0%
Marshall & Ilsley Corporation	1,000	39,090
SouthTrust Corporation	1,000	38,810

		77,900
Beverages - Soft Drinks 1.6%
Coca-Cola Enterprises, Inc. (c)	295,000	8,552,050
Building - Maintenance & Services 0.5%
The ServiceMaster Company	226,000	2,784,320
Building Products - Wood 0.1%
Georgia-Pacific Corporation	1,000	36,980
Rayonier, Inc.	13,200	586,740

		623,720

STRONG MID CAP DISCIPLINED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Chemicals - Basic 0.0%
The Dow Chemical Company	800	$32,560
Chemicals - Specialty 0.0%
Hercules, Inc. (b)	3,000	36,570
Diversified Operations 2.3%
Loews Corporation	25,000	1,499,000
SPX Corporation (c)	224,700	10,435,068

		11,934,068
Energy - Other 2.0%
Arch Coal, Inc. (c)	289,000	10,574,510
Finance - Equity REIT 2.2%
Apartment Investment & Management Company Class A	368,000	11,455,840
Finance - Investment Management 0.0%
Janus Capital Group, Inc.	4,000	65,960
Finance - Savings & Loan 1.0%
First Financial Bancorp (e)	284,900	5,048,428
Food - Meat Products 0.1%
Smithfield Foods, Inc. (b) (e)	1,000	29,400
Tyson Foods, Inc. Class A	20,000	419,000

		448,400
Food - Miscellaneous Preparation 9.2%
Campbell Soup Company	385,000	10,348,800
ConAgra, Inc.	408,000	11,048,640
Del Monte Foods Company (b)	1,610,000	16,357,600
Sara Lee Corporation	425,000	9,770,750

		47,525,790
Household - Housewares 0.2%
Newell Rubbermaid, Inc.	55,000	1,292,500
Insurance - Accident & Health 0.0%
Conseco, Inc. (b)	2,000	39,800
Insurance - Brokers 0.1%
U.S.I. Holdings Corporation (b) (e)	33,500	529,300
Insurance - Life 1.1%
Scottish Re Group, Ltd. (e)	251,000	5,835,750
Insurance - Property/Casualty/Title 7.3%
Ohio Casualty Corporation (b) (e)	545,000	10,970,850
Old Republic International Corporation	57,000	1,352,040
SAFECO Corporation	317,100	13,952,400
The St. Paul Travelers Companies, Inc.	290,000	11,756,600

		38,031,890
Leisure - Gaming/Equipment 3.4%
Caesars Entertainment, Inc. (b)	1,165,000	17,475,000
Machinery - Farm 2.4%
AGCO Corporation (b) (e)	605,000	12,323,850
Media - Books 0.0%
Pearson PLC (e)	5,000	62,400
Media - Periodicals 3.2%
The Readers Digest Association, Inc. (non-voting)	1,050,000	16,789,500
Media - Radio/TV 1.9%
Spanish Broadcasting System, Inc. Class A (b)	1,050,000	9,775,500
Medical - Biomedical/Biotechnology 0.5%
Trimeris, Inc. (b)	170,000	2,453,100
Medical - Hospitals 1.5%
Triad Hospitals, Inc. (b) (c)	210,000	7,818,300
Medical - Products 0.9%
Millipore Corporation (b)	1,000	56,370
NDCHealth Corporation	205,000	4,756,000

		4,812,370
Medical - Wholesale Drugs/Sundries 1.1%
McKesson Corporation	1,000	34,330
PSS World Medical, Inc. (b) (e)	505,000	5,656,000

		5,690,330
Medical/Dental - Supplies 3.0%
Sola International, Inc. (b)	915,000	15,765,450
Metal Ores - Gold/Silver 5.3%
Goldcorp, Inc. (e)	1,190,000	13,887,300
Newmont Mining Corporation Holding Company	350,000	13,566,000

		27,453,300
Metal Ores - Miscellaneous 0.0%
Phelps Dodge Corporation (b)	2,000	155,020
Oil & Gas - Drilling 0.4%
GlobalSantaFe Corporation	70,000	1,855,000
Oil & Gas - Machinery/Equipment 2.2%
Baker Hughes, Inc.	111,000	4,179,150
Cooper Cameron Corporation (b)	70,000	3,409,000
FMC Technologies, Inc. (b)	125,000	3,600,000

		11,188,150
Oil & Gas - United States Exploration & Production 1.3%
Devon Energy Corporation (c)	100,000	6,600,000
Paper & Paper Products 2.0%
Abitibi-Consolidated, Inc.	5,000	34,400
MeadWestvaco Corporation	342,000	10,051,380
Smurfit-Stone Container Corporation (b) (e)	1,800	35,910
Temple-Inland, Inc.	500	34,625

		10,156,315
Pollution Control - Services 1.7%
Republic Services, Inc.	150,000	4,341,000
Waste Management, Inc.	144,000	4,413,600

		8,754,600
Retail - Department Stores 0.0%
J.C. Penney Company, Inc. (Holding Company)	2,000	75,520
Retail - Restaurants 0.0%
McDonald’s Corporation	1,000	26,000
Retail - Super/Mini Markets 2.8%
The Kroger Company (b)	788,000	14,341,600
Tobacco 1.8%
Loews Corp - Carolina Group	385,000	9,451,750
RJ Reynolds Tobacco Holdings, Inc. (e)	1,000	67,590

		9,519,340

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG MID CAP DISCIPLINED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Utility - Electric Power 10.5%
Consolidated Edison, Inc. (e)	42,000	$1,669,920
DTE Energy Company	86,000	3,486,440
Entergy Corporation	22,000	1,232,220
FPL Group, Inc.	148,000	9,464,600
FirstEnergy Corporation	267,000	9,988,470
Public Service Enterprise Group, Inc. (e)	250,000	10,007,500
TXU Corporation	445,000	18,026,950
Texas Utilities Company	10,000	405,100

		54,281,200
Utility - Gas Distribution 4.3%
CenterPoint Energy, Inc.	1,305,000	15,007,500
KeySpan Corporation	109,700	4,025,990
KeySpan Energy Corporation	6,300	231,210
NiSource, Inc.	60,000	1,237,200
Sempra Energy	53,000	1,824,790

		22,326,690

Total Common Stocks (Cost $355,857,148)		416,034,291

Convertible Preferred Stocks 0.6%
Insurance - Life 0.6%
Scottish Re Group, Ltd. 5.875% (e)	100,000	2,907,000

Total Convertible Preferred Stocks (Cost $2,500,000)		2,907,000

Put Options Purchased 0.2%
Beverages - Soft Drinks 0.0%
Coca-Cola Enterprises, Inc.	295,000	95,875
Diversified Operations 0.1%
SPX Corporation	150,000	442,500
Energy - Other 0.1%
Arch Coal, Inc.	289,000	505,750
Medical - Hospitals 0.0%
Triad Hospitals, Inc.	210,000	26,250
Oil and Gas - Field Services 0.0%
Philadelphia Oil Service Sector Index	90,000	139,500
Oil & Gas - United States Exploration & Production 0.0%
Devon Energy Corporation	68,300	93,913

Total Put Options Purchased (Cost $2,506,144)		1,303,788

Short-Term Investments (a) 21.9%
Collateral Received for Securities Lending 1.9%
Navigator Prime Portfolio	10,034,648	10,034,648
Repurchase Agreements (d) 17.5%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $90,403,516); Collateralized by: United States Government & Agency Issues	$90,400,000	90,400,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $618,013); Collateralized by: United States Government & Agency Issues	618,000	618,000

		91,018,000
United States Government Issues 2.5%
United States Treasury Bills, Due 7/29/04 thru 9/16/04 (g)	$12,900,000	12,870,845

Total Short-Term Investments (Cost $113,923,319)		113,923,493

Total Investments in Securities (Cost $474,786,611) 102.8%		534,168,572
Other Assets and Liabilities, Net (2.8%)		(14,840,362)

Net Assets 100.0%		$519,328,210

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of period	—	$—
Options written during the period	39,968	9,235,856
Options closed	(27,655)	(6,176,874)
Options expired	—	—
Options exercised	(1,290)	(633,015)

Options outstanding at end of period	11,023	$2,425,967

WRITTEN CALL OPTIONS DETAIL
	Contracts (100 shares per contract)	Value (Note 2)
Arch Coal, Inc.
(Strike Price is $35.00. Expiration date is 10/15/04. Premium received is $514,668.)	2,890	$(982,600)
Coca-Cola Enterprises,Inc.
(Strike Price is $27.50. Expiration date is 8/20/04. Premium received is $409,126.)	2,950	(538,375)
Devon Energy Corporation
(Strike Price is $60.00. Expiration date is 10/15/04. Premium received is $353,103.)	683	(522,495)
Philadephia Oil Service Sector Index
(Strike Price is $100. Expiration date is 8/20/04. Premium received is $510,300)	900	(828,000)
SPX Corporation
(Strike Price is $47.50. Expiration date is 9/17/04. Premium received is $265,494.)	1,500	(270,000)
Triad Hospitals, Inc.
(Strike Price is $35.00. Expiration date is 7/16/04. Premium received is $373,276.)	2,100	(504,000)

	11,023	$(3,645,470)

STRONG MULTI CAP VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.0%
Apparel - Clothing Manufacturing 0.4%
Guess?, Inc. (b)	55,300	$890,330
Auto/Truck - Original Equipment 0.7%
Dana Corporation (c)	76,100	1,491,560
Beverages - Soft Drinks 0.1%
Coca-Cola Enterprises, Inc.	5,700	165,243
Building - Construction Products/Miscellaneous 3.5%
Royal Group Technologies, Ltd. (b)	793,800	7,168,014
Building - Heavy Construction 2.7%
Chicago Bridge & Iron Company NV	197,600	5,503,160
Building - Maintenance & Services 0.3%
ABM Industries, Inc.	34,445	670,644
Chemicals - Plastics 1.1%
Intertape Polymer Group, Inc. (b)	288,370	2,194,496
Chemicals - Specialty 0.4%
Hercules, Inc. (b)	70,500	859,395
Commercial Services - Advertising 0.5%
R.H. Donnelley Corporation (b)	22,500	984,150
Commercial Services - Consulting 0.2%
Watson Wyatt & Company Holdings	17,600	469,040
Commercial Services - Staffing 0.2%
MPS Group, Inc. (b)	35,400	429,048
Computer - Data Storage 0.9%
Seagate Technology (b)	134,000	1,933,620
Computer - Local Networks 0.4%
Computer Network Technology Corporation (b)	137,200	821,828
Computer - Manufacturers 0.3%
Sun Microsystems, Inc. (b)	150,800	654,472
Computer Software - Desktop 1.4%
Microsoft Corporation	105,000	2,998,800
Computer Software - Enterprise 2.0%
Lightbridge, Inc. (b)	360,300	2,017,680
TIBCO Software, Inc. (b)	246,700	2,084,615

		4,102,295
Containers 0.7%
Constar International, Inc. (b)	323,900	1,506,135
Cosmetics - Personal Care 0.0%
LIFE TIME FITNESS, Inc. (b)	400	8,400
Electronics - Contract Manufacturing 0.5%
Celestica, Inc. (b) (c)	54,640	1,090,068
Electronics - Miscellaneous Components 0.6%
Coherent, Inc. (b) (c)	41,270	1,231,909
Electronics - Scientific Measuring 0.4%
Newport Corporation (b)	54,100	874,797
Electronics - Semiconductor Manufacturing 2.3%
Amkor Technology, Inc. (b)	261,200	2,136,616
Credence Systems Corporation (b)	86,600	1,195,080
Zoran Corporation (b)	77,100	1,414,785

		4,746,481
Energy - Other 0.2%
Headwaters, Inc. (b)	20,000	518,600
Finance - Equity REIT 0.1%
American Financial Realty Trust	20,800	297,232
Finance - Investment Brokers 1.1%
Labranche & Company, Inc.	265,800	2,238,036
Food - Miscellaneous Preparation 1.2%
Del Monte Foods Company (b)	253,500	2,575,560
Household - Appliances 0.5%
Maytag Corporation (c)	44,900	1,100,499
Insurance - Brokers 0.8%
Willis Group Holdings, Ltd.	41,800	1,565,410
Insurance - Diversified 0.3%
Assurant, Inc.	22,800	601,464
Insurance - Life 0.8%
Reinsurance Group of America, Inc.	42,100	1,711,365
Insurance - Property/Casualty/Title 2.9%
Endurance Specialty Holdings, Ltd.	26,400	918,720
Max Re Capital, Ltd.	41,000	798,680
Mercury General Corporation	69,280	3,439,752
NYMAGIC, Inc.	30,610	808,104

		5,965,256
Leisure - Gaming/Equipment 2.2%
Empire Resorts, Inc. (b)	324,100	4,553,605
Machinery - General Industrial 0.6%
UNOVA, Inc. (b)	65,600	1,328,400
Medical - Biomedical/Biotechnology 1.2%
CV Therapeutics, Inc. (b)	149,400	2,503,944
Medical - Ethical Drugs 1.5%
Biovail Corporation International (b) (c)	167,900	3,186,742
Medical - Generic Drugs 0.6%
Andrx Group (b) (c)	43,500	1,214,955
Medical - Nursing Homes 3.9%
Beverly Enterprises, Inc. (b)	745,900	6,414,740
Manor Care, Inc.	52,500	1,715,700

		8,130,440
Medical/Dental - Services 1.3%
Covalent Group, Inc. (b)	305,970	1,171,865
Omnicare, Inc.	35,200	1,506,912

		2,678,777

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG MULTI CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Metal Ores - Gold/Silver 4.9%
Apex Silver Mines, Ltd. (b) (c)	238,680	$4,069,494
Harmony Gold Mining Company, Ltd. Sponsored ADR	276,000	2,922,840
Meridian Gold, Inc. (b) (c)	100,110	1,298,427
Newmont Mining Corporation Holding Company (c)	47,800	1,852,728

		10,143,489
Metal Ores - Miscellaneous 1.5%
Inco, Ltd. (b)	91,800	3,172,608
Oil & Gas - Canadian Exploration & Production 2.3%
Canadian Natural Resources, Ltd.	160,000	4,784,000
Oil & Gas - Drilling 3.4%
Helmerich & Payne, Inc.	127,400	3,331,510
Transocean, Inc. (b)	126,700	3,666,698

		6,998,208
Oil & Gas - Field Services 9.7%
Global Industries, Ltd. (b)	1,160,600	6,638,632
Key Energy Services, Inc. (b)	559,800	5,284,512
Layne Christensen Company (b)	37,000	612,350
Matrix Service Company (b)	179,100	1,638,765
Newpark Resources, Inc. (b)	470,700	2,918,340
Oceaneering International, Inc. (b)	15,800	541,150
Willbros Group, Inc. (b)	167,700	2,527,239

		20,160,988
Oil & Gas - International Exploration & Production 1.3%
CNOOC, Ltd. ADR	63,000	2,693,250
Oil & Gas - United States Exploration & Production 11.4%
Forest Oil Corporation (b)	233,000	6,365,560
McMoRan Exploration Company (b)	40,770	635,197
Noble Energy, Inc.	80,000	4,080,000
Pioneer Natural Resources Company	67,900	2,381,932
Pogo Producing Company	16,200	800,280
Range Resources Corporation	447,500	6,533,500
Stone Energy Corporation (b)	60,200	2,749,936

		23,546,405
Oil & Gas - United States Integrated 2.1%
El Paso Corporation	545,000	4,294,600
Pollution Control - Services 1.2%
Calgon Carbon Corporation	370,430	2,481,881
Retail - Clothing/Shoe 0.6%
Bakers Footwear Group, Inc. (b)	50,100	506,010
The Gymboree Corporation (b)	50,200	771,072

		1,277,082
Retail - Consumer Electronics 0.5%
Circuit City Stores, Inc.	85,100	1,102,045
Retail - Restaurants 1.5%
California Pizza Kitchen, Inc. (b)	86,200	1,651,592
Darden Restaurants, Inc.	37,300	766,515
Worldwide Restaurant Concepts, Inc. (b)	217,800	760,122

		3,178,229
Retail/Wholesale - Computer/Cellular 0.4%
CellStar Corporation (b)	99,750	734,160
Steel - Producers 1.2%
United States Steel Corporation (c)	71,400	2,507,568
Steel - Specialty Alloys 4.0%
GrafTech International, Ltd. (b) (c)	792,200	8,286,412
Telecommunications - Equipment 6.3%
ADC Telecommunications, Inc. (b)	1,599,100	4,541,444
Arris Group, Inc. (b) (c)	115,100	683,694
C-COR.net Corporation (b)	76,900	791,301
ECI Telecom, Ltd. (b)	958,700	6,547,921
ECtel, Ltd. (b)	150,787	435,774

		13,000,134

Telecommunications - Services 0.4%
Cincinnati Bell, Inc. (b)	179,500	796,980
Transportation - Rail 2.9%
CSX Corporation	181,500	5,947,755
Transportation - Truck 1.2%
Covenant Transport, Inc. Class A (b)	139,400	2,382,346
Utility - Electric Power 1.4%
TECO Energy, Inc.	234,300	2,809,257

Total Common Stocks (Cost $184,080,459)		201,261,567

Short-Term Investments (a) 3.4%
Repurchase Agreements (d)
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $5,600,218); Collateralized by: United States Government & Agency Issues	$5,600,000	5,600,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,551,332); Collateralized by: United States Government & Agency Issues	1,551,300	1,551,300

Total Short-Term Investments (Cost $7,151,300)		7,151,300

Total Investments in Securities (Cost $191,231,759) 100.4%		208,412,867
Other Assets and Liabilities, Net (0.4%)		(900,964)

Net Assets 100.0%		$207,511,903

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of period	2,125	$503,967
Options written during the period	6,180	1,170,515
Options closed	(5,052)	(1,132,058)
Options expired	(650)	(140,944)
Options exercised	(778)	(179,518)

Options outstanding at end of period	1,825	$221,962

STRONG MULTI CAP VALUE FUND (continued)

WRITTEN CALL OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
Andrx Group
(Strike Price is $30.00. Expiration date is 8/20/04. Premium received is $6,850.)	50	$(3,500)
(Strike Price is $25.00. Expiration date is 9/17/04. Premium received is $40,699.)	100	(37,000)
Apex Silver Mines, Ltd.
(Strike Price is $20.00. Expiration date is 10/15/04. Premium received is $8,600.)	50	(4,125)
(Strike Price is $22.50. Expiration date is 10/15/04. Premium received is $10,200.)	100	(3,500)
Arris Group, Inc.
(Strike Price is $7.50. Expiration date is 8/20/04. Premium received is $34,499.)	500	(8,750)
Biovail Corporation International
(Strike Price is $17.50. Expiration date is 7/16/04. Premium received is $7,600.)	50	(7,875)
(Strike Price is $20.00. Expiration date is 10/15/04. Premium received is $9,700.)	100	(10,500)
Celestica, Inc.
(Strike Price is $17.50. Expiration date is 9/17/04. Premium received is $13,599.)	50	(15,750)
(Strike Price is $20.00. Expiration date is 9/17/04. Premium received is $6,850.)	50	(7,875)
Coherent, Inc.
(Strike Price is $30.00. Expiration date is 8/20/04. Premium received is $8,931.)	100	(14,750)
Dana Corporation
(Strike Price is $20.00. Expiration date is 7/16/04. Premium received is $10,200.)	100	(4,000)
(Strike Price is $20.00. Expiration date is 10/15/04. Premium received is $9,236.)	50	(6,500)
GrafTech International, Ltd.
(Strike Price is $10.00. Expiration date is 9/17/04. Premium received is $16,799.)	200	(26,500)
Maytag Corporation
(Strike Price is $22.50. Expiration date is 7/16/04. Premium received is $12,700.)	100	(21,250)
Meridian Gold, Inc.
(Strike Price is $15.00. Expiration date is 10/15/04. Premium received is $7,400.)	100	(4,750)
Newmont Mining Corporation Holding Company
(Strike Price is $42.50. Expiration date is 7/16/04. Premium received is $3,700.)	50	(625)
United States Steel Corporation
(Strike Price is $35.00. Expiration date is 10/15/04. Premium received is $14,399.)	75	(25,125)

	1,825	$(202,375)

STRONG SMALL COMPANY VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 81.0%
Apparel - Clothing Manufacturing 0.4%
Russell Corporation	22,700	$407,692
Apparel - Shoes & Related Manufacturing 0.2%
The Stride Rite Corporation	17,000	187,510
Banks - Midwest 0.4%
First Indiana Corporation	16,000	304,800
Peoples Bancorp, Inc.	600	15,954
Provident Financial Group, Inc.	500	19,730
UMB Financial Corporation	2,200	113,564
Unizan Financial Corporation	700	18,270

		472,318
Banks - Northeast 0.1%
First Commonwealth Financial Corporation	1,300	16,861
NBT Bancorp, Inc.	3,800	84,892

		101,753
Building - Air Conditioning & Heating Products 1.0%
Comfort Systems USA, Inc. (b)	167,000	1,067,130
Building - Maintenance & Services 0.3%
EMCOR Group, Inc. (b)	8,000	351,840
Chemicals - Specialty 0.0%
Hercules, Inc. (b)	2,000	24,380
Commercial Services - Advertising 0.0%
Catalina Marketing Corporation (b)	1,000	18,290
Commercial Services - Healthcare 0.9%
Radiologix, Inc. (b)	234,200	1,058,584
Commercial Services - Miscellaneous 0.6%
Crawford & Company Class A	50,000	236,000
MedQuist, Inc. (b)	35,000	397,705

		633,705
Computer Software - Education/Entertainment 2.2%
Midway Games, Inc. (b) (c)	215,500	2,482,560
Computer Software - Financial 0.0%
S1 Corporation (b)	4,000	39,760
Consumer Products - Miscellaneous 0.0%
Rayovac Corporation (b)	1,500	42,150
Electronics - Military Systems 0.1%
Herley Industries, Inc. (b)	4,900	95,746
Electronics - Semiconductor Manufacturing 0.7%
Cabot Microelectronics Corporation (b)	25,000	765,250
Energy - Other 2.2%
Arch Coal, Inc. (c)	66,000	2,414,940
Finance - Consumer/Commercial Loans 0.1%
Financial Federal Corporation (b)	3,600	126,936

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG SMALL COMPANY VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Finance - Equity REIT 2.1%
Apartment Investment & Management Company Class A	77,000	$2,397,010
Finance - Savings & Loan 3.1%
Citizens First Bancorp, Inc.	3,800	90,478
First Financial Bancorp	188,000	3,331,360

		3,421,838
Financial Services - Miscellaneous 0.2%
ACE Cash Express, Inc. (b)	7,900	202,951
Food - Dairy Products 0.3%
Galaxy Nutritional Foods, Inc. (b)	175,000	384,125
Food - Miscellaneous Preparation 3.9%
Del Monte Foods Company (b)	330,000	3,352,800
Lance, Inc.	2,400	36,960
Monterey Pasta Company (b)	177,300	645,372
Tasty Baking Company	30,500	287,920

		4,323,052
Insurance - Accident & Health 0.0%
Conseco, Inc. (b)	1,000	19,900
Insurance - Brokers 1.8%
U.S.I. Holdings Corporation (b)	131,000	2,069,800
Insurance - Life 3.0%
Scottish Re Group, Ltd.	143,800	3,343,350
Insurance - Property/Casualty/Title 3.1%
Ohio Casualty Corporation (b)	175,000	3,522,750
Leisure - Gaming/Equipment 1.1%
Caesars Entertainment, Inc. (b) (c)	80,000	1,200,000
Leisure - Toys/Games/Hobby 2.6%
Action Performance Companies, Inc.	195,000	2,938,650
Machinery - Farm 3.0%
AGCO Corporation (b)	164,000	3,340,680
Machinery - General Industrial 1.2%
Robbins & Myers, Inc.	49,800	1,118,010
Tennant Company	6,000	248,700

		1,366,710
Media - Books 0.7%
Scholastic Corporation (b)	27,300	817,635
Media - Periodicals 5.3%
Playboy Enterprises, Inc. Class B (b)	160,800	1,866,888
The Readers Digest Association, Inc. Class A	250,000	3,997,500

		5,864,388
Media - Radio/TV 2.8%
Spanish Broadcasting System, Inc. Class A (b)	340,000	3,165,400
Medical - Biomedical/Biotechnology 1.6%
Guilford Pharmaceuticals, Inc. (b)	7,000	33,250
Trimeris, Inc. (b)	118,000	1,702,740

		1,735,990
Medical - Products 5.7%
Cambrex Corporation	700	17,661
NDCHealth Corporation	130,000	3,016,000
Vital Signs, Inc.	113,000	3,281,520

		6,315,181
Medical - Systems/Equipment 1.2%
CTI Molecular Imaging, Inc. (b)	57,000	808,260
VIVUS, Inc. (b)	157,700	574,028

		1,382,288
Medical - Wholesale Drugs/Sundries 1.2%
PSS World Medical, Inc. (b)	115,000	1,288,000
Medical/Dental - Services 1.0%
Hooper Holmes, Inc.	32,000	183,680
MIM Corporation (b)	102,700	893,490

		1,077,170
Medical/Dental - Supplies 3.3%
Apogent Technologies, Inc. (b) (c)	26,000	832,000
Sola International, Inc. (b)	165,000	2,842,950

		3,674,950
Metal Ores - Gold/Silver 2.7%
Goldcorp, Inc.	255,000	2,975,850
Metal Processing & Fabrication 0.6%
Valmont Industries, Inc.	31,000	709,900
Office - Equipment & Automation 1.4%
InFocus Corporation (b)	185,000	1,572,500
Oil & Gas - Drilling 0.3%
Pride International, Inc. (b)	20,000	342,200
Oil & Gas - Field Services 2.2%
Expro International Group PLC (GBP) (f)	50,000	244,104
Fugro NV (EUR) (f)	11,500	743,920
Global Industries, Ltd. (b)	25,000	143,000
Layne Christensen Company (b)	9,800	162,190
Oceaneering International, Inc. (b)	28,000	959,000
Seabulk International, Inc. (b)	30,800	254,100

		2,506,314
Oil & Gas - International Exploration & Production 0.4%
Vintage Petroleum, Inc.	26,000	441,220
Oil & Gas - Machinery/Equipment 2.1%
FMC Technologies, Inc. (b)	45,000	1,296,000
National-Oilwell, Inc. (b)	32,000	1,007,680
Universal Compression Holdings, Inc. (b)	2,200	67,496

		2,371,176
Oil & Gas - Refining/Marketing 0.2%
Frontier Oil Corporation	6,400	135,616
Lubrizol Corporation	2,000	73,240

		208,856
Oil & Gas - United States Exploration & Production 1.2%
Kerr McGee Corporation	24,000	1,290,480
Paper & Paper Products 0.6%
Buckeye Technologies, Inc. (b)	55,300	635,950
Pollution Control - Services 2.0%
Casella Waste Systems, Inc. Class A (b)	49,000	644,350
Clean Harbors, Inc. (b)	44,800	424,704
Lydall, Inc. (b)	115,000	1,123,550

		2,192,604
Retail - Clothing/Shoe 1.4%
Syms Corporation (b)	58,000	537,080
The Wet Seal, Inc. Class A (b)	199,000	1,040,770

		1,577,850

STRONG SMALL COMPANY VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Restaurants 1.1%
Buca, Inc. (b)	74,000	$394,420
Rubio’s Restaurants, Inc. (b)	107,000	850,650

		1,245,070
Retail - Super/Mini Markets 0.0%
Wild Oats Markets, Inc. (b)	2,000	28,140
Retail/Wholesale - Computer/Cellular 0.7%
Ingram Micro, Inc. Class A (b) (c)	56,100	811,767
Retail/Wholesale - Food 2.3%
Cal-Maine Foods, Inc.	125,000	1,750,000
Green Mountain Coffee Roasters, Inc. (b)	500	9,285
Vermont Pure Holdings, Ltd. (b)	274,300	779,012

		2,538,297
Utility - Electric Power 1.6%
Black Hills Corporation	4,000	126,000
Cleco Corporation	5,600	100,688
IDACORP, Inc.	9,600	259,200
Otter Tail Corporation	5,800	155,788
PNM Resources, Inc.	57,000	1,183,890

		1,825,566
Utility - Gas Distribution 1.9%
CenterPoint Energy, Inc.	182,000	2,093,000
Utility - Water Supply 0.9%
California Water Service Group	36,000	991,800

Total Common Stocks (Cost $ 79,702,330)		90,500,902

Convertible Preferred Stocks 0.2%
Insurance - Life 0.2%
Scottish Re Group, Ltd.	7,000	203,490

Total Convertible Preferred Stocks (Cost $180,600)		203,490

Put Options Purchased 0.3%
Computer Software - Education/Entertainment 0.0%
Midway Games, Inc.	219,000	27,375
Oil and Gas - Field Services 0.1%
Philadelphia Oil Services Sector Index	45,000	69,750
Energy - Other 0.1%
Arch Coal, Inc.	66,000	115,500
Leisure - Gaming/Equipment 0.1%
Caesars Entertainment, Inc.	80,000	84,000
Medical/Dental - Supplies 0.0%
Apogent Technologies, Inc.	26,000	8,450
Retail/Wholesale - Computer/Cellular 0.0%
Ingram Micro, Inc. Class A	56,100	18,233

Total Put Options Purchased (Cost $ 785,493)		323,308

Short-Term Investments (a) 19.3%
Repurchase Agreements (d) 14.0%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $15,100,587); Collateralized by: United States Government & Agency Issues	$15,100,000	15,100,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $514,611); Collateralized by: United States Government & Agency Issues	514,600	514,600

		15,614,600
United States Government Issues 5.3%
United States Treasury Bills, Due 7/08/04 thru 9/16/04 (g)	5,970,000	5,956,762

Total Short-Term Investments (Cost $ 21,571,095)		21,571,362

Total Investments in Securities (Cost $102,239,518) 100.8%		112,599,062
Other Assets and Liabilities, Net (0.8%)		(924,641)

Net Assets 100.0%		$111,674,421

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	—	$—
Options written during the period	20,166	4,230,176
Options closed	(14,113)	(3,141,438)
Options expired	—	—
Options exercised	(1,167)	(183,204)

Options outstanding at end of period	4,886	$905,534

WRITTEN CALL OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
Apogent Technologies, Inc.
(Strike Price is $30.00. Expiration date is 7/16/04. Premium received is $53,818.)	260	$(57,200)
Arch Coal, Inc.
(Strike Price is $35.00. Expiration date is 10/15/04. Premium received is $119,325.)	660	(224,400)
Caesars Entertainment, Inc.
(Strike Price is $15.00. Expiration date is 10/15/04. Premium received is $101,598.)	800	(86,000)
Ingram Micro, Inc. Class A
(Strike Price is $12.50. Expiration date is 9/17/04. Premium received is $110,514.)	561	(126,225)
Midway Games, Inc.
(Strike Price is $10.00. Expiration date is 7/16/04. Premium received is $252,129.)	2,155	(350,188)
Philadelphia Oil Services Sector Index
(Strike Price is $100.00. Expiration date is 8/13/04. Premium received is $268,150.)	450	(414,000)

	4,886	$(1,258,013)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG SMALL/MID CAP VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.3%
Aerospace - Defense Equipment 1.1%
Evans & Sutherland Computer Corporation (b)	29,955	$140,788
Apparel - Clothing Manufacturing 0.4%
Guess?, Inc. (b)	3,315	53,371
Building - Construction Products/ Miscellaneous 1.7%
Royal Group Technologies, Ltd. (b)	23,185	209,361
Building - Heavy Construction 1.5%
Chicago Bridge & Iron Company NV	6,565	182,835
Chemicals - Plastics 2.5%
Intertape Polymer Group, Inc. (b)	21,205	161,370
PolyOne Corporation (b)	19,215	142,960

		304,330
Chemicals - Specialty 1.4%
Hercules, Inc. (b)	4,205	51,259
OM Group, Inc. (b)	3,805	125,603

		176,862
Commercial Services - Consulting 0.8%
Navigant Consulting, Inc. (b)	3,270	70,109
Watson Wyatt & Company Holdings	950	25,318

		95,427
Commercial Services - Security/Safety 1.7%
DHB Industries, Inc. (b)	2,060	31,271
The Geo Group, Inc. (b)	3,695	75,378
OSI Systems, Inc. (b)	5,190	103,437

		210,086
Commercial Services - Staffing 0.7%
Kforce.com, Inc. (b)	6,330	59,755
MPS Group, Inc. (b)	2,120	25,694

		85,449
Computer - Data Storage 0.9%
Seagate Technology (b)	7,655	110,462
Computer - Local Networks 0.7%
Computer Network Technology Corporation (b)	13,915	83,351
Computer - Manufacturers 0.7%
Cray, Inc. (b)	6,365	42,136
Sun Microsystems, Inc. (b)	8,795	38,170

		80,306
Computer Software - Enterprise 1.8%
Lightbridge, Inc. (b)	22,750	127,400
TIBCO Software, Inc. (b)	10,420	88,049

		215,449
Containers 1.9%
Constar International, Inc. (b)	51,330	238,684
Cosmetics - Personal Care 0.0%
LIFE TIME FITNESS, Inc. (b)	100	2,100
Electronics - Miscellaneous Components 0.4%
Coherent, Inc. (b)	1,675	49,999
Electronics - Parts Distributors 0.9%
Richardson Electronics, Ltd.	9,660	107,033
Electronics - Scientific Measuring 0.3%
Newport Corporation (b)	2,610	42,204
Electronics - Semiconductor
Manufacturing 3.2%
Amkor Technology, Inc. (b)	7,790	63,722
ChipPAC, Inc. Class A (b)	11,190	70,161
Credence Systems Corporation (b)	5,155	71,139
TriQuint Semiconductor, Inc. (b)	20,285	110,756
Zoran Corporation (b)	4,080	74,868

		390,646
Finance - Equity REIT 0.2%
American Financial Realty Trust	1,325	18,934
Finance - Savings & Loan 0.6%
Pacific Premier Bancorp, Inc. (b)	6,460	68,799
Food - Miscellaneous Preparation 1.0%
Del Monte Foods Company (b)	11,975	121,666
Household - Appliances 0.5%
Maytag Corporation	2,255	55,270
Insurance - Brokers 0.6%
Willis Group Holdings, Ltd.	2,040	76,398
Insurance - Diversified 0.1%
Assurant, Inc.	695	18,334
Insurance - Life 0.9%
Phoenix Companies, Inc.	2,865	35,096
Reinsurance Group of America, Inc.	1,915	77,845

		112,941
Insurance - Property/Casualty/Title 1.1%
Max Re Capital, Ltd.	1,260	24,545
Mercury General Corporation	1,360	67,524
Penn-America Group, Inc.	3,200	44,800

		136,869
Internet - E*Commerce 0.4%
Stamps.com, Inc. (b)	4,320	44,021
Internet - Software 0.4%
webMethods, Inc. (b)	5,050	43,279
Leisure - Gaming/Equipment 2.2%
Empire Resorts, Inc. (b)	19,005	267,020
Machinery - General Industrial 1.0%
UNOVA, Inc. (b)	5,780	117,045
Medical - Biomedical/Biotechnology 0.3%
CV Therapeutics, Inc. (b)	1,905	31,928
Medical - Ethical Drugs 1.3%
Biovail Corporation International (b)	8,635	163,892
Medical - Nursing Homes 2.8%
Beverly Enterprises, Inc. (b)	30,095	258,817
Manor Care, Inc.	2,675	87,419

		346,236

STRONG SMALL/MID CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Products 2.8%
Allied Healthcare Products, Inc. (b)	15,318	$76,743
Discovery Partners International, Inc. (b)	13,920	70,992
OraSure Technologies, Inc. (b) (c)	10,600	103,138
Synovis Life Technologies, Inc. (b)	8,165	87,774

		338,647
Medical/Dental - Services 6.1%
Covalent Group, Inc. (b)	183,025	700,986
Omnicare, Inc.	1,235	52,870

		753,856
Metal Ores - Gold/Silver 5.8%
Apex Silver Mines, Ltd. (b)	12,710	216,706
Glamis Gold, Ltd. (b)	5,810	101,849
Goldcorp, Inc.	5,490	64,068
Harmony Gold Mining Company, Ltd. Sponsored ADR	16,540	175,159
Meridian Gold, Inc. (b)	4,180	54,215
Newmont Mining Corporation Holding Company	2,620	101,551

		713,548
Metal Ores - Miscellaneous 1.2%
Inco, Ltd. (b)	4,170	144,115
Metal Processing & Fabrication 1.3%
Webco Industries, Inc. (b)	43,850	165,315
Oil & Gas - Canadian Exploration & Production 1.6%
Canadian Natural Resources, Ltd.	6,650	198,835
Oil & Gas - Drilling 3.6%
Helmerich & Payne, Inc.	3,730	97,539
Parker Drilling Company (b)	21,580	82,436
Pride International, Inc. (b)	9,370	160,321
Transocean, Inc. (b)	3,670	106,210

		446,506
Oil & Gas - Field Services 9.4%
Global Industries, Ltd. (b)	63,030	360,532
Key Energy Services, Inc. (b)	21,010	198,334
Layne Christensen Company (b)	4,010	66,365
Matrix Service Company (b)	16,215	148,367
Newpark Resources, Inc. (b)	24,010	148,862
Oceaneering International, Inc. (b)	1,200	41,100
Petroleum Helicopters, Inc. (b)	2,425	46,681
Willbros Group, Inc. (b)	9,695	146,104

		1,156,345
Oil & Gas - International Exploration & Production 2.5%
CNOOC, Ltd. ADR	3,550	151,763
Paramount Resources, Ltd. (CAD) (b) (f)	14,600	157,731

		309,494
Oil & Gas - United States Exploration & Production 7.7%
Forest Oil Corporation (b)	8,285	226,346
Kerr McGee Corporation	485	26,078
McMoRan Exploration Company (b)	7,145	111,319
Noble Energy, Inc.	1,745	88,995
Pioneer Natural Resources Company	3,640	127,691
Pogo Producing Company	905	44,707
Range Resources Corporation	21,720	317,112

		942,248
Oil & Gas - United States Integrated 0.8%
El Paso Corporation	11,840	93,299
Paper & Paper Products 1.4%
Wausau - Mosinee Paper Corporation	9,950	172,135
Pollution Control - Equipment 0.7%
Trojan Technologies, Inc. (b)	15,045	85,898
Pollution Control - Services 1.1%
Calgon Carbon Corporation	19,225	128,807
Retail - Clothing/Shoe 3.0%
Bakers Footwear Group, Inc. (b)	4,445	44,894
Shoe Carnival, Inc. (b)	5,950	89,310
Too, Inc. (b)	7,080	118,236
The Wet Seal, Inc. Class A (b)	21,865	114,354

		366,794
Retail - Consumer Electronics 0.5%
Circuit City Stores, Inc.	4,520	58,534
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	100	1,643
Retail - Restaurants 1.2%
California Pizza Kitchen, Inc. (b)	3,230	61,887
Darden Restaurants, Inc.	2,185	44,902
Worldwide Restaurant Concepts, Inc. (b)	12,295	42,910

		149,699
Retail/Wholesale - Computer/Cellular 1.1%
CellStar Corporation (b)	18,140	133,510
Steel - Producers 2.2%
Roanoke Electric Steel Corporation	10,155	138,108
United States Steel Corporation	3,890	136,617

		274,725
Steel - Specialty Alloys 1.6%
GrafTech International, Ltd. (b)	18,815	196,805
Telecommunications - Equipment 2.9%
ADC Telecommunications, Inc. (b)	83,095	235,990
Arris Group, Inc. (b) (c)	6,835	40,600
C-COR.net Corporation (b)	4,320	44,453
ECtel, Ltd. (b)	12,300	35,547

		356,590
Telecommunications - Services 0.5%
Cincinnati Bell, Inc. (b)	14,165	62,893
Transportation - Rail 2.5%
CSX Corporation	7,550	247,413
RailAmerica, Inc. (b)	4,235	61,831

		309,244
Transportation - Truck 1.1%
Covenant Transport, Inc. Class A (b)	7,545	128,944
Utility - Electric Power 0.7%
TECO Energy, Inc.	7,485	89,745

Total Common Stocks (Cost $10,875,106)		12,179,549

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG SMALL/MID CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 0.7%
Repurchase Agreements (d)
State Street Bank (Dated 6/30/04), 0.75%,
Due 7/01/04 (Repurchase proceeds $82,701); Collateralized by: United States Government & Agency Issues	$82,700	$82,700

Total Short-Term Investments (Cost $ 82,700)		82,700

Total Investments in Securities (Cost $10,957,806) 100.0%		12,262,249
Other Assets and Liabilities, Net 0.0%		4,089

Net Assets		$12,266,338

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	35	$11,490
Options written during the period	75	7,755
Options closed	(20)	(7,790)
Options expired	(40)	(7,290)
Options exercised	(15)	(1,600)

Options outstanding at end of period	35	$2,565

WRITTEN CALL OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
Arris Group, Inc.
(Strike Price is $7.50. Expiration date is 8/20/04. Premium received is $1,725.)	25	$(438)
OraSure Technologies, Inc.
(Strike Price is $10.00. Expiration date is 8/20/04. Premium received is $840.)	10	(675)

	35	$(1,113)

STRONG STRATEGIC VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 92.6%
Apparel - Clothing Manufacturing 1.7%
Oxford Industries, Inc.	800	$34,848
The Warnaco Group, Inc. (b)	800	17,016

		51,864
Apparel - Shoes & Related Manufacturing 1.2%
NIKE, Inc. Class B	480	36,360
Auto Manufacturer 1.2%
Ford Motor Company	2,243	35,103
Auto/Truck - Original Equipment 1.0%
Eaton Corporation	480	31,075
Banks - Money Center 1.2%
Bank of America Corporation	426	36,048
Banks - Super Regional 1.1%
Wachovia Corporation	750	33,375
Beverages - Soft Drinks 1.2%
The Pepsi Bottling Group, Inc.	1,200	36,648
Building - Construction Products/
Miscellaneous 1.2%
Masco Corporation	1,160	36,169
Building - Heavy Construction 0.5%
Washington Group International, Inc. (b)	400	14,356
Building - Paint & Allied Products 1.2%
Sherwin Williams Company	900	37,395
Building - Resident/Commercial 1.0%
Ryland Group, Inc.	390	30,498
Building Products - Wood 1.2%
Georgia-Pacific Corporation	1,000	36,980
Chemicals - Specialty 1.3%
OM Group, Inc. (b)	1,150	37,962
Commercial Services - Advertising 1.2%
Digitas, Inc. (b)	3,150	34,745
Commercial Services - Miscellaneous 0.5%
ARAMARK Corporation Class B	500	14,380
Commercial Services - Security/Safety 0.9%
Checkpoint Systems, Inc. (b)	1,450	25,998
Computer - IT Services 1.1%
Amdocs, Ltd. (b)	1,460	34,208
Computer - Local Networks 1.1%
Cisco Systems, Inc. (b)	1,350	31,995
Computer - Peripheral Equipment 0.5%
Lexmark International, Inc. Class A (b)	150	14,479
Computer Software - Education/Entertainment 1.0%
Activision, Inc. (b)	1,880	29,892

Computer Software - Enterprise 0.5%
Lawson Software, Inc. (b)	2,050	14,514
Computer Software - Security 1.1%
RSA Security, Inc. (b)	1,600	32,752
Consumer Products - Miscellaneous 1.7%
Rayovac Corporation (b)	1,100	30,910
The Yankee Candle Company, Inc. (b)	700	20,475

		51,385
Cosmetics - Personal Care 1.2%
Nu Skin Enterprises, Inc. Class A	1,420	35,954
Diversified Operations 4.2%
The Brink’s Company	980	33,565
Griffon Corporation (b)	1,400	31,192
The Manitowoc Company, Inc.	1,000	33,850
Textron, Inc.	450	26,707

		125,314

STRONG STRATEGIC VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electrical - Equipment 1.0%
Encore Wire Corporation (b)	1,040	$28,673
Electronics - Contract Manufacturing 0.9%
Sanmina-SCI Corporation (b)	3,000	27,300
Electronics - Miscellaneous Components 1.3%
Commscope, Inc. (b)	1,750	37,538
Electronics - Semiconductor Manufacturing 2.6%
ASM International NV (b)	1,660	34,329
Intel Corporation	700	19,320
Texas Instruments, Inc.	1,050	25,389

		79,038
Energy - Other 0.2%
Arch Coal, Inc.	200	7,318
Finance - Consumer/Commercial Loans 2.3%
CIT Group, Inc.	900	34,461
MBNA Corporation	1,350	34,817

		69,278
Finance - Index Tracking Fund 0.7%
iShares S&P SmallCap 600/BARRA Growth Index Fund	200	19,518
Finance - Investment Brokers 1.0%
Morgan Stanley	588	31,029
Finance - Mortgage & Related Services 2.0%
IndyMac Bancorp, Inc.	800	25,280
New Century Financial Corporation	740	34,647

		59,927
Finance - Savings & Loan 1.5%
Golden West Financial Corporation	250	26,587
Washington Mutual, Inc.	478	18,470

		45,057
Food - Flour & Grain 1.2%
Archer Daniels Midland Company	2,100	35,238
Food - Meat Products 1.2%
Tyson Foods, Inc. Class A	1,710	35,825
Funeral Services & Related 1.0%
Alderwoods Group, Inc. (b)	2,350	28,670
Insurance - Diversified 1.2%
Prudential Financial, Inc.	750	34,852
Insurance - Life 1.7%
AmerUs Group Company	780	32,292
Lincoln National Corporation	400	18,900

		51,192
Insurance - Property/Casualty/Title 2.1%
The Allstate Corporation	750	34,912
IPC Holdings, Ltd.	750	27,698

		62,610
Internet - ISP 1.1%
EarthLink, Inc. (b)	3,250	33,637
Leisure - Gaming/Equipment 0.8%
Isle of Capri Casinos, Inc. (b)	1,350	23,558
Leisure - Services 3.1%
Cendant Corporation	1,450	35,496
Prime Hospitality Corporation (b)	3,050	32,391
Six Flags, Inc. (b)	3,500	25,410

		93,297
Machinery - Construction/Mining 1.1%
Terex Corporation (b)	1,000	34,130
Media - Radio/TV 1.1%
The Walt Disney Company	1,300	33,137
Medical - Biomedical/Biotechnology 2.2%
deCODE GENETICS, INC. (b)	3,750	31,875
Gen-Probe, Inc. (b)	700	33,124

		64,999
Medical - Generic Drugs 1.0%
Andrx Group (b)	1,100	30,723
Medical - Health Maintenance Organizations 2.3%
Aetna, Inc.	400	34,000
UnitedHealth Group, Inc.	550	34,238

		68,238
Medical - Outpatient/Home Care 0.6%
Apria Healthcare Group, Inc. (b)	600	17,220
Medical - Products 2.4%
Alcon, Inc.	300	23,595
Boston Scientific Corporation (b)	350	14,980
Dade Behring Holdings, Inc. (b)	670	31,838

		70,413
Medical/Dental - Supplies 1.4%
Becton, Dickinson & Company	250	12,950
Sybron Dental Specialties, Inc. (b)	980	29,253

		42,203
Metal Ores - Miscellaneous 1.3%
Metals USA, Inc. (b)	2,100	37,548
Metal Processing & Fabrication 1.1%
Commercial Metals Company	1,050	34,072
Office - Equipment & Automation 0.8%
InFocus Corporation (b)	2,670	22,695
Oil & Gas - International Exploration & Production 1.2%
Vintage Petroleum, Inc.	2,050	34,789
Oil & Gas - International Integrated 2.2%
ConocoPhillips	500	38,145
Exxon Mobil Corporation	650	28,866

		67,011
Oil & Gas - Refining/Marketing 1.5%
Tesoro Petroleum Corporation (b)	1,600	44,160
Oil & Gas - United States Exploration & Production 2.1%
Burlington Resources, Inc.	600	21,708
EOG Resources, Inc.	300	17,913
Stone Energy Corporation (b)	500	22,840

		62,461
Oil & Gas - United States Integrated 1.3%
Marathon Oil Corporation	1,000	37,840

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG STRATEGIC VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Clothing/Shoe 2.3%
Charming Shoppes, Inc. (b)	4,200	$37,506
The Men’s Wearhouse, Inc. (b)	1,200	31,668

		69,174
Retail - Department Stores 1.1%
Federated Department Stores, Inc.	700	34,370
Retail - Leisure Product 0.5%
Barnes & Noble, Inc. (b)	460	15,631
Retail - Restaurants 2.1%
McDonald’s Corporation	1,300	33,800
Ryan’s Restaurant Group, Inc. (b)	1,870	29,546

		63,346
Retail/Wholesale - Auto Parts 0.7%
AutoZone, Inc. (b)	250	20,025
Retail/Wholesale - Building Products 1.1%
The Home Depot, Inc.	900	31,680
Retail/Wholesale - Computer/Cellular 0.5%
Insight Enterprises, Inc. (b)	800	14,208
Retail/Wholesale - Office Supplies 0.8%
IKON Office Solutions, Inc.	2,000	22,940
Telecommunications - Equipment 0.5%
Scientific-Atlanta, Inc.	450	15,525
Telecommunications - Wireless Equipment 1.2%
Motorola, Inc.	1,900	34,675
Utility - Electric Power 1.3%
Edison International	1,500	38,355

Total Common Stocks (Cost $ 2,522,167)		2,764,572

Short-Term Investments (a) 7.0%
Repurchase Agreements (d)
State Street Bank (Dated 6/30/04), 0.75%,
Due 7/01/04 (Repurchase proceeds $210,004); Collateralized by:
United States Government & Agency Issues	$210,000	210,000

Total Short-Term Investments (Cost $210,000)		210,000

Total Investments in Securities (Cost $2,732,167) 99.6%		2,974,572
Other Assets and Liabilities, Net 0.4%		11,301

Net Assets 100.0%		$2,985,873

STRONG DIVIDEND INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.1%
Aerospace - Defense 4.4%
General Dynamics Corporation	18,000	$1,787,400
Lockheed Martin Corporation	70,000	3,645,600

		5,433,000
Banks - Money Center 11.7%
Bank of America Corporation	75,000	6,346,500
Citigroup, Inc.	170,000	7,905,000

		14,251,500
Banks - Northeast 1.8%
North Fork Bancorporation, Inc.	58,000	2,206,900
Banks - Super Regional 6.5%
AmSouth Bancorporation	70,000	1,782,900
Regions Financial Corporation (b)	53,000	1,937,150
Wachovia Corporation	95,000	4,227,500

		7,947,550
Beverages - Alcoholic 2.1%
Anheuser-Busch Companies, Inc.	48,000	2,592,000
Chemicals - Basic 2.8%
The Dow Chemical Company	85,000	3,459,500
Chemicals - Specialty 3.3%
Air Products & Chemicals, Inc.	26,000	1,363,700
Ashland, Inc.	50,000	2,640,500

		4,004,200
Computer - Manufacturers 1.9%
Hewlett-Packard Company	109,999	2,320,979
Computer Software - Desktop 1.6%
Microsoft Corporation	70,000	1,999,200
Cosmetics - Personal Care 2.0%
The Procter & Gamble Company	44,000	2,395,360
Diversified Operations 8.1%
E.I. Du Pont de Nemours & Company	86,000	3,820,120
Fortune Brands, Inc.	20,000	1,508,600
Johnson Controls, Inc.	46,000	2,455,480
United Technologies Corporation	23,000	2,104,040

		9,888,240
Electronics - Semiconductor Manufacturing 3.4%
Intel Corporation	150,000	4,140,000
Finance - Investment Brokers 0.9%
Morgan Stanley	20,000	1,055,400
Food - Miscellaneous Preparation 1.2%
H.J. Heinz Company	39,000	1,528,800
Insurance - Diversified 2.6%
Assurant, Inc.	120,000	3,165,600
Insurance - Life 1.2%
MetLife, Inc.	40,000	1,434,000
Insurance - Property/Casualty/Title 3.9%
The Allstate Corporation	100,000	4,655,000
Montpelier Re Holdings, Ltd.	5,000	174,750

		4,829,750
Media - Diversified 0.2%
Time Warner, Inc. (b)	15,000	263,700
Medical - Ethical Drugs 5.6%
Pfizer, Inc.	139,000	4,764,920
Wyeth	56,000	2,024,960

		6,789,880
Medical/Dental - Services 0.9%
Express Scripts, Inc. Class A (b)	14,000	1,109,220

STRONG DIVIDEND INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical/Dental - Supplies 2.5%
Becton, Dickinson & Company	59,500	$3,082,100

Metal Ores - Miscellaneous 0.7%
Alcoa, Inc.	25,000	825,750

Metal Products - Fasteners 1.9%
Illinois Tool Works, Inc.	24,000	2,301,360

Oil & Gas - International Integrated 8.0%
BP PLC Sponsored ADR	46,000	2,464,220
ConocoPhillips	67,500	5,149,575
Royal Dutch Petroleum Company - New York Shares	41,000	2,118,470

		9,732,265
Retail - Home Furnishings 0.3%
Ethan Allen Corporation	10,000	359,100

Retail - Major Discount Chains 1.1%
Costco Wholesale Corporation	34,000	1,396,380

Retail - Restaurants 2.5%
McDonald’s Corporation	118,000	3,068,000

Telecommunications - Services 0.0%
SBC Communications, Inc.	1	24

Telecommunications - Services Foreign 1.6%
BCE, Inc.	100,000	2,004,000

Telecommunications - Wireless Services 0.8%
Vodafone Group PLC Sponsored ADR	45,000	994,500

Tobacco 2.2%
Altria Group, Inc.	31,000	1,551,550
UST, Inc.	30,000	1,080,000

		2,631,550
Transportation - Rail 2.4%
Burlington Northern Santa Fe Corporation	84,500	2,963,415

Utility - Electric Power 4.6%
Constellation Energy Group, Inc.	55,000	2,084,500
Duke Energy Corporation	55,000	1,115,950
TXU Corporation	60,000	2,430,600

		5,631,050
Utility - Gas Distribution 3.4%
ONEOK, Inc.	54,000	1,187,460
Sempra Energy	85,000	2,926,550

		4,114,010

Total Common Stocks (Cost $99,115,869)		119,918,283

Short-Term Investments (a) 1.6%
Repurchase Agreements (d)
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $900,035); Collateralized by: United States Government & Agency Issues	$900,000	900,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,052,422); Collateralized by: United States Government & Agency Issues	1,052,400	1,052,400

Total Short-Term Investments (Cost $1,952,400)		1,952,400
Total Investments in Securities (Cost $101,068,269) 99.7%		121,870,683
Other Assets and Liabilities, Net 0.3%		368,621

Net Assets 100%		$122,239,304

CURRENCY ABBREVIATIONS

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

LEGEND

(a)	Short - term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	All or a portion of these securities are held in conjunction with open written option contracts.
(d)	See Note 2(J) of Notes to Financial Statements.
(e)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements
(f)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.
(g)	All or a portion of security is pledged as collateral to cover open written option contracts.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	(In Thousands, Except Per Share Amounts)

	Strong Dow 30 Value Fund	Strong Mid Cap Disciplined Fund	Strong Multi Cap Value Fund
Assets:
Investments in Securities, at Value
(Including Repurchase Agreements of $3,183, $91,018 and $7,151, respectively)
(Cost of $68,192, $474,787 and $191,232, respectively)	$78,554	$534,169	$208,413
Receivable for Securities Sold	739	265	490
Receivable for Fund Shares Sold	46	1,484	5
Dividends and Interest Receivable	102	311	48
Other Assets	17	79	38

Total Assets	79,458	536,308	208,994

Liabilities:
Payable for Securities Purchased	—	3,080	458
Written Options, at Value (Premiums Received of $0, $2,426 and $222, respectively)	—	3,645	202
Payable for Fund Shares Redeemed	62	101	681
Payable Upon Return of Securities on Loan	1,083	10,035	—
Accrued Operating Expenses and Other Liabilities	61	119	141

Total Liabilities	1,206	16,980	1,482

Net Assets	$78,252	$519,328	$207,512

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$80,746	$449,708	$303,488
Undistributed Net Investment Income (Loss)	421	617	(894)
Undistributed Net Realized Gain (Loss)	(13,277)	10,841	(112,283)
Net Unrealized Appreciation (Depreciation)	10,362	58,162	17,201

Net Assets	$78,252	$519,328	$207,512

Capital Shares Outstanding (Unlimited Number Authorized)	6,078	24,581	3,644
Net Asset Value Per Share	$12.87	$21.13	$56.95

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

	(In Thousands, Except Per Share Amounts)

	Strong Small Company Value Fund	Strong Small/Mid Cap Value Fund	Strong Strategic Value Fund
Assets:
Investments in Securities, at Value
(Including Repurchase Agreements of $15,615, $83 and $210, respectively)
(Cost of $102,240, $10,958 and $2,732, respectively)	$112,599	$12,262	$2,975
Receivable for Securities Sold	—	27	55
Receivable for Fund Shares Sold	841	—	—
Dividends and Interest Receivable	53	2	1
Other Assets	24	10	8

Total Assets	113,517	12,301	3,039

Liabilities:
Payable for Securities Purchased	528	23	48
Written Options, at Value (Premiums Received of $906, $3 and $0, respectively)	1,258	1	—
Payable for Fund Shares Redeemed	32	2	—
Accrued Operating Expenses and Other Liabilities	25	9	5

Total Liabilities	1,843	35	53

Net Assets	$111,674	$12,266	$2,986

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$98,121	$10,092	$2,729
Undistributed Net Investment Income (Loss)	(185)	(87)	(13)
Undistributed Net Realized Gain (Loss)	3,731	955	28
Net Unrealized Appreciation (Depreciation)	10,007	1,306	242

Net Assets	$111,674	$12,266	$2,986

Capital Shares Outstanding (Unlimited Number Authorized)	7,020	954	276
Net Asset Value Per Share	$15.91	$12.86	$10.83

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Dividend Income Fund
Assets:
Investments in Securities, at Value (Cost of $ 101,068)	$121,871
Receivable for Securities Sold	259
Receivable for Fund Shares Sold	13
Dividends and Interest Receivable	234
Other Assets	27

Total Assets	122,404

Liabilities:
Payable for Fund Shares Redeemed	86
Accrued Operating Expenses and Other Liabilities	79

Total Liabilities	165

Net Assets	$122,239

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$109,315
Undistributed Net Investment Income (Loss)	25
Undistributed Net Realized Gain (Loss)	(7,903)
Net Unrealized Appreciation (Depreciation)	20,802

Net Assets	$122,239

Investor Class ($ and shares in full)
Net Assets	$118,473,274
Capital Shares Outstanding (Unlimited Number Authorized)	7,999,210

Net Asset Value Per Share	$14.81

Class K ($ and shares in full)
Net Assets	$3,766,030
Capital Shares Outstanding (Unlimited Number Authorized)	257,432

Net Asset Value Per Share	$14.63

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Dow 30 Value Fund	Strong Mid Cap Disciplined Fund	Strong Multi Cap Value Fund
Income:
Dividends (net of foreign withholding taxes of $0, $4 and $35, respectively)	$985	$2,829	$806
Interest	12	322	32

Total Income	997	3,151	838

Expenses:
Investment Advisory Fees	228	1,413	823
Administrative Fees	125	565	274
Custodian Fees	8	15	14
Shareholder Servicing Costs	144	476	479
Reports to Shareholders	34	82	135
Other	52	61	58

Total Expenses before Expense Offsets	591	2,612	1,783
Expense Offsets (Note 4)	(15)	(78)	(51)

Expenses, Net	576	2,534	1,732

Net Investment Income (Loss)	421	617	(894)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	2,410	7,452	(1,552)
Futures Contracts	—	1,808	—
Written Options	—	1,154	531

Net Realized Gain (Loss)	2,410	10,414	(1,021)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(3,617)	27,186	7,243
Written Options	—	(1,219)	(65)

Net Change in Unrealized Appreciation/Depreciation	(3,617)	25,967	7,178

Net Gain (Loss) on Investments	(1,207)	36,381	6,157

Net Increase (Decrease) in Net Assets Resulting from Operations	$(786)	$36,998	$5,263

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Small Company Value Fund	Strong Small/Mid Cap Value Fund	Strong Strategic Value Fund
Income:
Dividends (net of foreign withholding taxes of $5, $0, and $0, respectively)	$272	$27	$10
Interest	50	1	1

Total Income	322	28	11

Expenses:
Investment Advisory Fees	232	44	9
Administrative Fees	92	18	4
Custodian Fees	6	9	6
Shareholder Servicing Costs	76	15	3
12b-1 Fees	77	15	3
Professional Fees	8	6	6
Federal and State Registration Fees	13	9	8
Other	18	4	2

Total Expenses before Expense Offsets	522	120	41
Expense Offsets (Note 4)	(15)	(5)	(16)

Expenses, Net	507	115	25

Net Investment Income (Loss)	(185)	(87)	(14)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	2,885	1,131	46
Futures Contracts	(91)	—	—
Written Options	1,010	1	—

Net Realized Gain (Loss)	3,804	1,132	46
Net Change in Unrealized Appreciation/Depreciation on:
Investments	5,067	(431)	152
Written Options	(352)	(3)	—

Net Change in Unrealized Appreciation/Depreciation	4,715	(434)	152

Net Gain (Loss) on Investments	8,519	698	198

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,334	$611	$184

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)

Strong Dividend Income Fund
Income:
Dividends (net of foreign withholding taxes of $18)	$1,523
Interest	4

Total Income	1,527

Expenses (Note 4):
Investment Advisory Fees	391
Administrative Fees	196
Custodian Fees	15
Shareholder Servicing Costs	226
Reports to Shareholders	63
Other	48

Total Expenses before Expense Offsets	939
Expense Offsets	(27)

Expenses, Net	912

Net Investment Income (Loss)	615

Realized and Unrealized Gain (Loss):
Net Realized Gain on Investments	10,437
Net Change in Unrealized Appreciation/Depreciation on Investments	(8,245)

Net Gain (Loss) on Investments	2,192

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,807

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Dow 30 Value Fund		Strong Mid Cap Disciplined Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$421	$819	$617	$328
Net Realized Gain (Loss)	2,410	(168)	10,414	54,447
Net Change in Unrealized Appreciation/Depreciation	(3,617)	20,065	25,967	32,094

Net Increase (Decrease) in Net Assets Resulting from Operations	(786)	20,716	36,998	86,869

Distributions:
From Net Investment Income	(9)	(819)	(67)	(300)
From Net Realized Gains	—	—	(19,271)	(10,874)

Total Distributions	(9)	(819)	(19,338)	(11,174)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,147)	(20,063)	186,904	83,658

Total Increase (Decrease) in Net Assets	(9,942)	(166)	204,564	159,353

Net Assets:
Beginning of Period	88,194	88,360	314,764	155,411

End of Period	$78,252	$88,194	$519,328	$314,764

Undistributed Net Investment Income (Loss)	$421	$9	$617	$67

	Strong Multi Cap Value Fund		Strong Small Company Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(894)	$(1,013)	$(185)	$(155)
Net Realized Gain (Loss)	(1,021)	(12,977)	3,804	3,403
Net Change in Unrealized Appreciation/Depreciation	7,178	87,933	4,715	5,594

Net Increase (Decrease) in Net Assets Resulting from Operations	5,263	73,943	8,334	8,842

Distributions from Net Realized Gains	—	—	(855)	(2,130)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(35,122)	(56,834)	64,646	24,966

Total Increase (Decrease) in Net Assets	(29,859)	17,109	72,125	31,678

Net Assets:
Beginning of Period	237,371	220,262	39,549	7,871

End of Period	$207,512	$237,371	$111,674	$39,549

Undistributed Net Investment Income (Loss)	$(894)	$—	$(185)	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Small/Mid Cap Value Fund		Strong Strategic Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(87)	$(25)	$(14)	$4
Net Realized Gain (Loss)	1,132	81	46	86
Net Change in Unrealized Appreciation/Depreciation	(434)	2,149	152	227

Net Increase (Decrease) in Net Assets Resulting from Operations	611	2,205	184	317

Distributions:
From Net Investment Income	—	—	—	(4)
From Net Realized Gains	—	—	(44)	—

Total Distributions	—	—	(44)	(4)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,930	4,011	1,265	209

Total Increase (Decrease) in Net Assets	3,541	6,216	1,405	522

Net Assets:
Beginning of Period	8,725	2,509	1,581	1,059

End of Period	$12,266	$8,725	$2,986	$1,581

Undistributed Net Investment Income (Loss)	$(87)	$—	$(13)	$—

	Strong Dividend Income Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$615	$1,912
Net Realized Gain (Loss)	10,437	(2,505)
Net Change in Unrealized Appreciation/Depreciation	(8,245)	33,151

Net Increase (Decrease) in Net Assets Resulting from Operations	2,807	32,558

Distributions:
From Net Investment Income:
Investor Class	(581)	(1,830)
Class K	(31)	(71)

Total Distributions	(612)	(1,901)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(25,767)	(36,570)

Total Increase (Decrease) in Net Assets	(23,572)	(5,913)

Net Assets:
Beginning of Period	145,811	151,724

End of Period	$122,239	$145,811

Undistributed Net Investment Income (Loss)	$25	$22

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG DOW 30 VALUE FUND

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.99		$10.35	$12.44	$13.49	$14.22	$11.43

Income From Investment Operations:
Net Investment Income (Loss)	0.07		0.12	0.09	0.07	0.06	0.05
Net Realized and Unrealized Gains (Losses) on Investments	(0.19)		2.64	(2.09)	(1.05)	(0.73)	2.79

Total from Investment Operations	(0.12)		2.76	(2.00)	(0.98)	(0.67)	2.84

Less Distributions:
From Net Investment Income	(0.00	)(c)	(0.12)	(0.09)	(0.07)	(0.06)	(0.05)

Total Distributions	(0.00	)(c)	(0.12)	(0.09)	(0.07)	(0.06)	(0.05)

Net Asset Value, End of Period	$12.87		$12.99	$10.35	$12.44	$13.49	$14.22

Ratios and Supplemental Data
Total Return	–0.91%		+26.68%	–16.07%	–7.29%	–4.75%	+24.87%
Net Assets, End of Period (In Millions)	$78		$88	$88	$108	$160	$114
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.4%	1.4%	1.3%	1.2%	1.1%
Ratio of Expenses to Average Net Assets	1.4	%*	1.4%	1.4%	1.3%	1.2%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0	%*	1.0%	0.8%	0.5%	0.5%	0.6%
Portfolio Turnover Rate	23.4%		123.0%	109.4%	110.6%	87.1%	64.8%

STRONG MID CAP DISCIPLINED FUND

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000		Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$20.13		$14.85	$17.42	$15.50		$13.52		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.02		0.02	0.01	(0.02)		(0.00	)(c)	(0.10)
Net Realized and Unrealized Gains (Losses) on Investments	2.07		5.99	(2.06)	1.94		3.00		3.62

Total from Investment Operations	2.09		6.01	(2.05)	1.92		3.00		3.52

Less Distributions:
From Net Investment Income	(0.00	)(c)	(0.02)	—	—		(0.06)		—
From Net Realized Gains	(1.09)		(0.71)	(0.52)	(0.00	)(c)	(0.96)		—

Total Distributions	(1.09)		(0.73)	(0.52)	(0.00	)(c)	(1.02)		—

Net Asset Value, End of Period	$21.13		$20.13	$14.85	$17.42		$15.50		$13.52

Ratios and Supplemental Data
Total Return	+10.73%		+40.66%	–11.78%	+12.41%		+22.80%		+35.20%
Net Assets, End of Period (In Millions)	$519		$315	$155	$92		$18		$6
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.5%	1.5%	1.5%		1.9%		2.0%
Ratio of Expenses to Average Net Assets	1.3	%*	1.5%	1.5%	1.5%		1.9%		2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.3	%*	0.1%	0.1%	(0.2)%		(0.1)%		(0.9)%
Portfolio Turnover Rate	23.8%		251.5%	430.7%	647.6%		300.6%		245.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MULTI CAP VALUE FUND

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001(c)	Sept. 30, 2001(d)		Sept. 30, 2000		Sept. 30, 1999

Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$55.63		$40.13	$52.60	$45.71	$51.89		$46.10		$49.85
Income From Investment Operations:
Net Investment Income (Loss)	(0.25)		(0.24)	(0.20)	(0.05)	0.02		(0.00	)(e)(f)	0.44
Net Realized and Unrealized Gains (Losses) on Investments	1.57		15.74	(12.27)	6.96	(6.20)		6.29		(3.83)

Total from Investment Operations	1.32		15.50	(12.47)	6.91	(6.18)		6.29		(3.39)

Less Distributions:
From Net Investment Income	—		—	—	(0.02)	—		(0.50)		(0.36)

Total Distributions	—		—	—	(0.02)	—		(0.50)		(0.36)

Net Asset Value, End of Period	$56.95		$55.63	$40.13	$52.60	$45.71		$51.89		$46.10

Ratios and Supplemental Data
Total Return	+2.37%		+38.62%	–23.71%	+15.11%	–11.91%		+13.73%		–6.94%
Net Assets, End of Period (In Millions)	$208		$237	$220	$353	$308		$402		$659
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6	%*	1.6%	1.6%	1.5%*	1.6%		1.5%		1.4%
Ratio of Expenses to Average Net Assets	1.6	%*	1.5%	1.6%	1.5%*	1.6%		1.5%		1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8	)%*	(0.5)%	(0.4)%	(0.1)%*	(0.0	)%(e)	(0.0	)%(e)	0.6%
Portfolio Turnover Rate	38.1%		65.0%	65.8%	18.1%	58.1%		52.2%		67.1%

STRONG SMALL COMPANY VALUE FUND

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.91	$9.12	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.03)	(0.05)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	2.27	5.71	(0.83)

Total from Investment Operations	2.24	5.66	(0.88)

Less Distributions:
From Net Realized Gains	(0.24)	(0.87)	—

Total Distributions	(0.24)	(0.87)	—

Net Asset Value, End of Period	$15.91	$13.91	$9.12

Ratios and Supplemental Data
Total Return	+16.31%	+62.53%	–8.80%
Net Assets, End of Period (In Millions)	$112	$40	$8
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7%*	1.9%	2.6%*
Ratio of Expenses to Average Net Assets	1.6%*	1.7%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6)%*	(0.9)%	(1.0)%*
Portfolio Turnover Rate	16.5%	155.5%	200.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2001, the Fund changed its fiscal year-end from September to December.
(d)	Effective May 14, 2001 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schafer Capital Management, LLC.
(e)	Amount calculated is less than $0.005 or 0.05%.
(f)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(g)	For the period March 28, 2002 (inception date) to December 31, 2002.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SMALL/MID CAP VALUE FUND

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.01		$7.58	$10.00

Income From Investment Operations:
Net Investment Income (Loss)	(0.09)		(0.03)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	0.94		4.46	(2.38)

Total from Investment Operations	0.85		4.43	(2.42)

Less Distributions:
From Net Investment Income	—		—	—

Total Distributions	—		—	—

Net Asset Value, End of Period	$12.86		$12.01	$7.58

Ratios and Supplemental Data
Total Return	+7.08%		+58.44%	–24.20%
Net Assets, End of Period (In Millions)	$12		$9	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0	%*	2.9%	3.6%*
Ratio of Expenses to Average Net Assets	1.9	%*	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5	)%*	(0.6)%	(0.7)%*
Portfolio Turnover Rate	69.2%		132.0%	107.7%

STRONG STRATEGIC VALUE FUND

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.06		$7.99	$10.00

Income From Investment Operations:
Net Investment Income (Loss)	(0.05)		0.03	0.02
Net Realized and Unrealized Gains (Losses) on Investments	1.00		2.07	(2.01)

Total from Investment Operations	0.95		2.10	(1.99)

Less Distributions:
From Net Investment Income	(0.00	)(d)	(0.03)	(0.02)
From Net Realized Gains	(0.18)		—	—

Total Distributions	(0.18)		(0.03)	(0.02)

Net Asset Value, End of Period	$10.83		$10.06	$7.99

Ratios and Supplemental Data
Total Return	+9.61%		+26.24%	–19.86%
Net Assets, End of Period (In Millions)	$3		$2	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	3.3	%*	4.3%	5.9%*
Ratio of Expenses to Average Net Assets	2.0	%*	1.9%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1	)%*	0.3%	0.5%*
Portfolio Turnover Rate	48.1%		139.3%	56.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period March 28, 2002 (inception date) to December 31, 2002.
(d)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG DIVIDEND INCOME — INVESTOR CLASS

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)	Oct. 31, 2000	Oct. 31, 1999

Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.57	$11.85	$15.19	$17.49	$17.31	$17.18	$16.31
Income From Investment Operations:
Net Investment Income (Loss)	0.07	0.16	0.15	0.35	0.07	0.37	0.37
Net Realized and Unrealized Gains (Losses) on Investments	0.24	2.72	(3.09)	(2.30)	1.01	1.88	1.52

Total from Investment Operations	0.31	2.88	(2.94)	(1.95)	1.08	2.25	1.89

Less Distributions:
From Net Investment Income	(0.07)	(0.16)	(0.15)	(0.35)	(0.08)	(0.36)	(0.41)
From Net Realized Gains	—	—	(0.25)	—	(0.82)	(1.76)	(0.61)

Total Distributions	(0.07)	(0.16)	(0.40)	(0.35)	(0.90)	(2.12)	(1.02)

Net Asset Value, End of Period	$14.81	$14.57	$11.85	$15.19	$17.49	$17.31	$17.18

Ratios and Supplemental Data
Total Return	+2.13%	+24.50%	–19.77%	–11.20%	+6.60%	+15.36%	+11.81%
Net Assets, End of Period (In Millions)	$118	$141	$151	$234	$298	$260	$245
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%*	1.4%	1.4%	1.1%	1.0%*	1.0%	1.0%
Ratio of Expenses to Average Net Assets	1.4%*	1.4%	1.4%	1.1%	1.0%*	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%*	1.2%	1.0%	2.1%	2.5%*	2.3%	2.2%
Portfolio Turnover Rate(d)	33.0%	92.2%	114.1%	76.9%	7.0%	106.8%	74.9%

STRONG DIVIDEND INCOME FUND — CLASS K

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.39	$11.71	$15.19
Income From Investment Operations:
Net Investment Income (Loss)	0.09	0.19	0.25
Net Realized and Unrealized Gains (Losses) on Investments	0.25	2.71	(3.13)

Total from Investment Operations	0.34	2.90	(2.88)

Less Distributions:
From Net Investment Income	(0.10)	(0.22)	(0.35)
From Net Realized Gains	—	—	(0.25)

Total Distributions	(0.10)	(0.22)	(0.60)

Net Asset Value, End of Period	$14.63	$14.39	$11.71

Ratios and Supplemental Data
Total Return	+2.37%	+24.99%	–19.42%
Net Assets, End of Period (In Millions)	$4	$5	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%*	1.4%	2.1%
Ratio of Expenses to Average Net Assets	1.0%*	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.3%*	1.6%	1.6%
Portfolio Turnover Rate(d)	33.0%	92.2%	114.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from October to December.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the following Strong Value Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Dow 30 Value Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Mid Cap Disciplined Fund(2) (a series fund of Strong Equity Funds, Inc.)

•	Strong Multi Cap Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Small Company Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Small/Mid Cap Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Strategic Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Dividend Income Fund(2) (a series fund of Strong Conservative Equity Funds, Inc.)

(1)	Non-diversified Fund
(2)	Diversified Fund

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Dow 30 Value Fund, Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, and Strong Strategic Value Fund offer Investor Class shares. Strong Dividend Income Fund offers Investor Class shares and Class K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public and Class K shares are primarily available through retirement plans.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Funds held no restricted and illiquid securities at June 30, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund, other than Strong Dividend Income Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Strong Dividend Income Fund generally pays dividends from net investment income quarterly and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At June 30, 2004, Strong Dow 30 Value Fund and Strong Mid Cap Disciplined Fund had securities with a market value of $1,057,000 and $9,709,373, respectively, on loan and had received $1,083,400 and $10,034,648, respectively, in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended June 30, 2004, this securities lending income totaled $741 and $6,910, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

	Advisory Fees		Administrative Fees - Investor Class	Administrative Fees - Class K
Strong Dow 30 Value Fund	0.55%		0.30%	*
Strong Mid Cap Disciplined Fund	0.75	%(1)	0.30%	*
Strong Multi Cap Value Fund	0.75%		0.25%	*
Strong Small Company Value Fund	0.75	%(1)	0.30%	*
Strong Small/Mid Cap Value Fund	0.75	%(1)	0.30%	*
Strong Strategic Value Fund	0.75	%(1)	0.30%	*
Strong Dividend Income Fund	0.70	%(2)(3)	0.30%	0.25%

*	Fund does not offer share class.
(1)	The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.
(2)	The investment advisory fees are 0.70% for assets under $4 billion, 0.675% for the next $2 billion assets, and 0.65% for assets $6 billion and above.
(3)	The annual advisory fee actually paid may be lower than these figures based on the subadvisory agreement described below.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses until May 1, 2005 for Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, Strong Strategic Value Fund, and Strong Dividend Income Fund Class K to keep Net Annual Operating Expenses at no more than 2.00%, 2.00%, 2.00%, and 0.99%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Class K shares are paid an annual rate of 0.20% of the average daily net assets of the class. Transfer agent fees are recorded in shareholder servicing costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The W.H. Reaves & Co., Inc. (“Reaves”) manages the investments of Strong Dividend Income Fund under a subadvisory agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees begin at 0.585% and are reduced based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund’s performance measured against a benchmark. The benchmark is 90% of the performance of the Russell 1000 Value Index. The Fund’s advisory fee rate will be adjusted to reflect the increase or decrease in subadvisory fees. In addition, Reaves directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the six months ended June 30, 2004, totaled $93,214.

Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, and Strong Strategic Value Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act. Under this plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of each Fund as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s shares.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2004, is as follows:

	Payable to/ (Receivable From) Advisor or Administrator at June 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Dow 30 Value Fund	$30,452	$144,890	$680	$2,396
Strong Mid Cap Disciplined Fund	76,341	478,131	3,227	8,275
Strong Multi Cap Value Fund	77,135	479,908	2,738	6,209
Strong Small Company Value Fund	10,317	78,100	320	1,046
Strong Small/Mid Cap Value Fund	2,514	14,967	51	525
Strong Strategic Value Fund	490	3,334	18	406
Strong Dividend Income Fund	46,666	227,258	3,876	4,033

Strong Financial Corporation, the Advisor’s parent, owned 18% of Strong Strategic Value Fund at June 30, 2004.

4.	Expenses and Expense Offsets

For the six months ended June 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	Other
Strong Dividend Income Fund
Investor Class	$190,199	$221,648	$58,640	$3,071
Class K	5,835	4,678	4,242	1,738

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

For the six months ended June 30, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Directed Brokerage Credits	Earnings Credits
Strong Dow 30 Value Fund	$(11,524)	$—	$(3,875)
Strong Mid Cap Disciplined Fund	(48,413)	(23,173)	(6,601)
Strong Multi Cap Value Fund	(38,805)	(12,060)	(106)
Strong Small Company Value Fund	(7,096)	(6,250)	(2,014)
Strong Small/Mid Cap Value Fund	(1,714)	(3,129)	(31)
Strong Strategic Value Fund	(16,103)	(297)	(3)
Strong Dividend Income Fund
Investor Class	(6,171)	—	—
Class K	(9,017)	—	—
Fund Level	(11,856)	—	(1)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% (except Strong Multi Cap Value Fund, which is limited to 5%) of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Dow 30 Value Fund, Strong Small Company Value Fund, Strong Strategic Value Fund and Strong Dividend Income Fund had no borrowings under the LOC during the period. Strong Mid Cap Disciplined Fund, and Strong Multi Cap Value Fund had minimal borrowings under the LOC during the period. The Strong Small/Mid Cap Value Fund had an outstanding average daily balance of $23,757, under the LOC. The maximum amount outstanding during the period was $600,000. Interest expense for the Fund that had borrowings under the LOC amounted to $182 for the six months ended June 30, 2004. At June 30, 2004, there were no borrowings by the Funds outstanding under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the six months ended June 30, 2004, are as follows:

	Purchases	Sales
Strong Dow 30 Value Fund	$18,847,139	$29,643,175
Strong Mid Cap Disciplined Fund	205,448,979	75,783,672
Strong Multi Cap Value Fund	82,407,435	113,674,596
Strong Small Company Value Fund	59,100,324	8,837,952
Strong Small/Mid Cap Value Fund	10,977,724	7,860,408
Strong Strategic Value Fund	2,162,541	1,093,041
Strong Dividend Income Fund	43,322,098	68,798,900

There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of June 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Dow 30 Value Fund	$72,261,760	$7,855,367	$(1,563,221)	$6,292,146
Strong Mid Cap Disciplined Fund	475,251,604	62,384,850	(3,467,882)	58,916,968
Strong Multi Cap Value Fund	202,104,811	21,544,359	(15,236,303)	6,308,056
Strong Small Company Value Fund	102,240,324	11,981,565	(1,622,828)	10,358,737
Strong Small/Mid Cap Value Fund	11,157,208	1,569,834	(464,793)	1,105,041
Strong Strategic Value Fund	2,732,167	299,831	(57,427)	242,404
Strong Dividend Income Fund	102,704,239	19,524,642	(358,198)	19,166,444

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	Net Capital Loss Carryovers	Post-October Losses
Strong Dow 30 Value Fund	$9,866,775	$848,578
Strong Mid Cap Disciplined Fund	—	—
Strong Multi Cap Value Fund	100,542,054	—
Strong Small Company Value Fund	—	—
Strong Small/Mid Cap Value Fund	4,374	—
Strong Strategic Value Fund	—	15,764
Strong Dividend Income Fund	15,131,989	—

8.	Capital Share Transactions

	Strong Dow 30 Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$7,307,128	$22,801,363
Proceeds from Reinvestment of Distributions	8,837	781,361
Payment for Shares Redeemed	(16,462,836)	(43,645,756)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(9,146,871)	$(20,063,032)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	570,379	2,048,446
Issued in Reinvestment of Distributions	709	60,151
Redeemed	(1,282,161)	(3,857,035)

Net Increase (Decrease) in Shares of the Fund	(711,073)	(1,748,438)

	Strong Mid Cap Disciplined Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$292,178,627	$221,120,972
Proceeds from Reinvestment of Distributions	18,994,228	10,984,836
Payment for Shares Redeemed	(124,268,646)	(148,447,685)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$186,904,209	$83,658,123

Transactions in Shares of the Fund Were as Follows:
Sold	14,006,081	13,318,232
Issued in Reinvestment of Distributions	949,709	565,234
Redeemed	(6,011,754)	(8,711,364)

Net Increase (Decrease) in Shares of the Fund	8,944,036	5,172,102

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Multi Cap Value Fund		Strong Small Company Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$16,330,938	$42,217,248	$84,287,186	$42,355,981
Proceeds from Reinvestment of Distributions	—	—	847,230	2,100,499
Payment for Shares Redeemed	(51,453,057)	(99,051,486)	(20,488,183)	(19,490,406)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(35,122,119)	$(56,834,238)	$64,646,233	$24,966,074

Transactions in Shares of the Fund Were as Follows:
Sold	284,175	937,422	5,485,306	3,425,586
Issued in Reinvestment of Distributions	—	—	58,559	157,932
Redeemed	(907,228)	(2,158,943)	(1,367,417)	(1,602,696)

Net Increase (Decrease) in Shares of the Fund	(623,053)	(1,221,521)	4,176,448	1,980,822

	Strong Small/Mid Cap Value Fund		Strong Strategic Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$8,902,096	$8,418,486	$2,106,447	$1,433,200
Proceeds from Reinvestment of Distributions	—	—	34,936	2,782
Payment for Shares Redeemed	(5,972,147)	(4,407,193)	(876,416)	(1,226,836)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$2,929,949	$4,011,293	$1,264,967	$209,146

Transactions in Shares of Each of the Funds Were as Follows:
Sold	701,635	864,607	197,383	154,396
Issued in Reinvestment of Distributions	—	—	3,449	276
Redeemed	(473,963)	(469,373)	(82,237)	(130,034)

Net Increase (Decrease) in Shares of the Fund	227,672	395,234	118,595	24,638

	Strong Dividend Income Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$6,168,956	$28,984,092
Proceeds from Reinvestment of Distributions	543,766	1,717,170
Payment for Shares Redeemed	(31,116,543)	(70,862,834)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,403,821)	(40,161,572)

CLASS K
Proceeds from Shares Sold	622,739	4,507,584
Proceeds from Reinvestment of Distributions	25,183	51,686
Payment for Shares Redeemed	(2,010,929)	(967,662)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,363,007)	3,591,608

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(25,766,828)	$(36,569,964)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	420,492	2,243,781
Issued in Reinvestment of Distributions	37,219	134,583
Redeemed	(2,120,114)	(5,474,314)

Net Increase (Decrease) in Shares	(1,662,403)	(3,095,950)

CLASS K
Sold	42,831	373,802
Issued in Reinvestment of Distributions	1,745	4,068
Redeemed	(138,307)	(74,398)

Net Increase (Decrease) in Shares	(93,731)	303,472

9.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004 and June 15, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of all but one of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). A single Wisconsin state court Action involving Strong was not removed to the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

10.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The mergers, which are anticipated to close in the first quarter of 2005, are subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

To learn more about our funds, discuss an existing

account, or conduct a transaction, call 1-800-368-3863

or visit www.Strong.com.

Please carefully consider a fund’s investment objectives,

risks, charges, and expenses before investing. For this

and other information, call us or visit our web site for

a free prospectus. Please read it carefully before you

invest or send money.

To receive a free copy of the policies and procedures

the funds use to determine how to vote proxies relating

to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period

ending on June 30, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s web site

at www.sec.gov.

If you are a Financial Professional, call 1-800-368-1683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT45365 08-04

SVLU/WH3295 06-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Equity Funds II, Inc., on behalf of Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund and Strong Strategic Value Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: September 3, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: September 3, 2004